                                                                  EXHIBIT 10.13


                       FIRST AMENDMENT AND RESTATEMENT OF

                            THE WILLIAMS-SONOMA, INC.

                         ASSOCIATE STOCK INCENTIVE PLAN

                           (Effective January 1, 1997)

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
ARTICLE I                  GENERAL DEFINITIONS...........................................................      1

ARTICLE II                 COMMITTEE AND OTHER FIDUCIARIES...............................................      9

         2.1      Appointment of Committee...............................................................      9

         2.2      Powers and Duties of Committee.........................................................      9

         2.3      Direction of Trustee...................................................................      9

         2.4      Funding Policy.........................................................................     11

         2.5      Investment Manager.....................................................................     11

         2.6      Organization of Committee Allocation and Delegation of Duties..........................     12

         2.7      Duties and Relationship of Fiduciaries.................................................     12

         2.8      Compensation and Expenses of Committee.................................................     14

         2.9      Records of the Committee...............................................................     14

         2.10     Resignation and Removal of Members.....................................................     14

         2.11     Appointment of Successors..............................................................     14

         2.12     Loans to Participants..................................................................     15

         2.13     Indemnification........................................................................     15

         2.14     Administrative Mistake.................................................................     16

         2.15     Voting of Company Stock................................................................     16

ARTICLE III                PARTICIPATION OF EMPLOYEES....................................................     16

         3.1      Who May Participate....................................................................     16

         3.2      Breaks in Service......................................................................     17

         3.3      Termination of Participation...........................................................     18

         3.4      Leaves of Absence; Military Service....................................................     18

         3.5      Committee to Determine Participants....................................................     18

                                                                                                            Page
                                                                                                            ----
ARTICLE IV                 CONTRIBUTIONS.................................................................     18

         4.1      Employer Contributions.................................................................     18

         4.2      Time for Payment.......................................................................     21

         4.3      Dollar Limit on Salary Deferral Contributions..........................................     21

         4.4      Actual Deferral Percentage Test........................................................     22

         4.5      Actual Contribution Percentage Test....................................................     24

         4.6      No Multiple Use........................................................................     26

         4.7      Corrective Forfeiture of Matching Contributions........................................     26

         4.8      Rollover Contributions.................................................................     26

         4.9      No Voluntary Contributions.............................................................     26

         4.10     Transfers From Other Qualified Plans...................................................     27

         4.11     Participant Accounts...................................................................     27

ARTICLE V                  DETERMINATION AND VESTING OF EMPLOYEES' INTERESTS.............................     27

         5.1      Allocation to Participant Accounts.....................................................     27

         5.2      Forfeitures............................................................................     28

         5.3      Overall Contribution Limitation........................................................     29

         5.4      Certain Compensation...................................................................     31

         5.5      Vesting of Participants' Interests.....................................................     31

         5.6      Election of Former Vesting Schedule....................................................     32

         5.7      Changes in Vesting Schedule............................................................     33

ARTICLE VI                 TOP-HEAVY STATUS..............................................................     33

         6.1      Definitions Relating to Top-Heavy Status...............................................     33

         6.2      Determination of Top-Heavy Status......................................................     36

         6.3      Consequences of Top-Heavy Status.......................................................     37

                                                                                                            Page
                                                                                                            ----
ARTICLE VII                DISTRIBUTIONS AND WITHDRAWALS FROM THE TRUST FUND.............................     38

         7.1      Events Causing Distribution or Permitting Withdrawal...................................     38

         7.2      Transfers to Other Qualified Plans.....................................................     39

         7.3      Information to Be Furnished to Committee...............................................     39

         7.4      Withdrawals from Rollover Contribution Accounts........................................     39

         7.5      Form of Distribution...................................................................     39

         7.6      Disposition of Non-Vested Interests After Termination..................................     41

         7.7      Restoration of Forfeited Amounts on Reemployment.......................................     42

         7.8      Spendthrift Trust Provisions...........................................................     42

         7.9      Limitation on Time of Distribution.....................................................     43

         7.10     Withdrawals After Age 59 1/2...........................................................     43

         7.11     Required Distributions.................................................................     43

         7.12     Claims Procedure.......................................................................     46

         7.13     Missing Persons........................................................................     49

         7.14     Direct Rollovers.......................................................................     50

         7.15     Withdrawal of Salary Deferral Contributions on Account of Hardship.....................     50

ARTICLE VIII               CONTINUANCE AND AMENDMENT OF PLAN.............................................     52

         8.1      Continuance of the Plan Not a Contractual Obligation of the Company....................     52

         8.2      Continuance of Plan by Successor Business..............................................     52

         8.3      Distribution of Trust Fund on Discontinuance of Plan...................................     53

         8.4      Amendments.............................................................................     53

ARTICLE IX                 ADMINISTRATION OF THE TRUST FUND..............................................     53

         9.1      The Trust Agreement....................................................................     53

                                                                                                            Page
                                                                                                            ----
ARTICLE X                  MISCELLANEOUS.................................................................     54

         10.1     Right of Employer to Dismiss Employees.................................................     54

         10.2     Benefits Provided Solely from the Trust Fund...........................................     54

         10.3     Plan Intended to Conform to Provisions of Federal Internal
                  Revenue Code Relative to Employees' Trusts ............................................     54

         10.4     Amended and Successor Code or Act or Sections Thereof..................................     55

         10.5     Context to Control.....................................................................     55

         10.6     Gender and Number......................................................................     55

         10.7     Service of Process.....................................................................     55

         10.8     Governing Law..........................................................................     55

         10.9     Adoption by Other Employers............................................................     55

         10.10    No Reversion to Employer...............................................................     55

                       FIRST AMENDMENT AND RESTATEMENT OF
            THE WILLIAMS-SONOMA, INC. ASSOCIATE STOCK INCENTIVE PLAN
                           (effective January 1, 1997)

      Effective as of February 1, 1989, Williams-Sonoma, Inc., a California corporation (the "Company"), adopted the Williams-Sonoma, Inc. Employee Profit Sharing and Stock Incentive Plan (the "Plan"), a profit sharing plan intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which includes a cash or deferred arrangement intended to satisfy the requirements of Section 401(k) of the Code. Thereafter, the Plan was amended 10 times and the name of the Plan was changed to the Williams-Sonoma, Inc. Associate Stock Incentive Plan. The Plan is being amended and restated in its entirety (a) to incorporate the 10 amendments to the Plan adopted since February 1, 1989, and (b) to comply with the Internal Revenue Service Restructuring and Reform Act of 1998, the Taxpayer Relief Act of 1997, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Internal Revenue Restructuring and Reform Act of 1998, the Small Business Job Protection Act of 1996, and the Community Renewal Tax Relief Act of 2000 (collectively referred to as ("GUST"), and with certain rules and regulations promulgated under GUST and otherwise. The Plan is hereby amended and restated in its entirety effective as of January 1, 1997, except as otherwise provided herein, as follows:

                                   ARTICLE I
                               GENERAL DEFINITIONS

      When used herein, the following words shall have the following meanings:

      1.1 "Act" shall mean the Employee Retirement Income Security Act of 1974 (Public Law 93-406), all amendments thereto, and all regulations issued thereunder.

      1.2 "Affiliate" shall mean the Company and (a) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), which includes the Company; (b) any trade or business (whether or not incorporated), that is under common control (as defined in Section 414(c) of the
Code) with the Company; (c) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code), which includes the Company; or (d) any other entity required to be aggregated with the Company pursuant to regulations promulgated under Section 414(o) of the Code. The term Affiliate shall be modified by Section 415(h) of the Code whenever applicable.

      1.3 "Anniversary Date" shall mean December 31.

      1.4 "Beneficiary" means a person designated to receive a Participant's interest upon his death under Section 7.17.5 of Article VII.

      1.5 "Board of Directors" shall mean the Board of Directors of Williams-Sonoma, Inc.

      1.6 "Code" shall mean the Internal Revenue Code of 1986, all amendments thereto, and all regulations issued thereunder.

      1.7 "Committee" means the Administration Committee provided for in Article II.

      1.8 "Company" shall mean Williams-Sonoma, Inc. or any successor corporation.

      1.9 "Company Stock" means common stock that is readily tradable on an established securities market issued by the Company or by a corporation that is a member of the same controlled group (within the meaning of Sections 409(l)(4) and 1563(a) of the Code) as the Company.

      1.10 "Company Stock Fund" means a fund invested primarily in shares of Company Stock, but that also holds cash to provide enough liquidity to permit disbursements before the settlement of trades of shares of Company Stock. For purposes of recordkeeping, the Company Stock Fund shall be divided into units, and each unit shall have a specific unit value at any given time.

      1.11 "Compensation" means as follows:

            (a) For purposes of Article IV and Section 5.1 of Article V, "Compensation" means only base salary, overtime pay, and commissions.

            (b) For all other purposes of this Plan, "Compensation" means wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement (Form W-2) under Sections 6041(d), 6051(a)(3), and 6052 of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the renumeration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), except that (effective January 1, 1998 for purposes of Section 5.3 of Article V and effective January 1, 1997 for other purposes of this Plan) such Compensation shall include any compensation that is not currently includable in a Participant's income by reason of the application of Sections 402(g)(3), 125, or 457 of the Code. Effective January 1, 2001, Compensation also shall include any compensation that is not currently includable in a Participant's income by reason of the application of Section 132(f)(4) of the Code.

            (c) Compensation for any Plan Year or Limitation Year (as defined in
Section 5.3 of Article V) shall mean the Compensation actually paid or made available during such Plan Year or Limitation Year, as the case may be, except that, for purposes of Article IV and Section 5.1 of Article V, (i) in the case of an Employee who becomes a Participant during the Plan Year, Compensation paid or made available to such Participant during the portion of the Plan Year before he became a Participant shall be disregarded, and (ii) Compensation paid or made available to a Participant after the date of termination of the Employment of such Participant by reason of death, Total Disability, retirement, or otherwise, shall be disregarded.

            (d) The annual Compensation of each Participant taken into account in determining all benefits provided under this Plan for any Plan Year shall not exceed One

Hundred Sixty Thousand Dollars ($160,000.00), as adjusted for changes in the cost of living after 1997 in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any Determination Period, as defined below, beginning in such calendar year. If a Determination Period consists of fewer than twelve (12) months, the annual compensation limit is an amount equal to the otherwise-applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Determination Period, and the denominator of which is the number twelve (12). The "Determination Period" shall be the Plan Year.

            (e) For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation taken into account in determining a Participant's benefits for any Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000.00). This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year shall be effective for Plan Years beginning in such calendar year and the first adjustment to the Two Hundred Thousand Dollar ($200,000.00) limitation shall be effective January 1, 1990.

            (f) If Compensation for any prior Determination Period is taken into account in determining a Participant's benefits for the current Plan Year, the Compensation for such prior Determination Period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining benefits in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for Determination Periods beginning before January 1, 1989 is Two Hundred Thousand Dollars ($200,000.00). In addition, in determining benefits in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for Determination Periods beginning before January 1, 1994 is One Hundred Fifty Thousand Dollars ($150,000.00).

            (g) For Plan Years beginning prior to January 1, 1997, in determining the annual Compensation limit, the rules of Section 414(q)(6) of the Code shall apply, except that, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendents of the Participant who have not attained the age of nineteen (19) years before the close of the Plan Year. If, as a result of the application of such rules, the adjusted annual Compensation limit is exceeded, such limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.11 before the application of such limitation.

      1.12 "Effective Date" of this Plan is February 1, 1989. The Effective Date of this Amendment and Restatement is January 1, 1997, except as otherwise stated herein.

      1.13 "Employee" means any person now or hereafter in the employ of an entity constituting the Employer. The term "Employee" shall also include any leased employee within the meaning of Section 414(n)(2) of the Code, as amended. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's Non-Highly Compensated Employees within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code. No self-employed individual shall be an Employee under this Plan by virtue of his self-employment.

      1.14 "Employer" means Williams-Sonoma, Inc., any Affiliate (unless such Affiliate, with the written consent of the Board of Directors, declines to permit its Employees to participate in the Plan), and any other person, firm, or corporation that adopts this Plan with the approval of Williams-Sonoma, Inc., and any successor in interest to Williams-Sonoma, Inc. resulting from merger, consolidation, or transfer of substantially all of the assets of Williams-Sonoma, Inc. that expressly agrees in writing to continue this Plan.

      1.15 "Entry Date" shall mean (a) before May 1, 1997, January 1 and July 1 of each year, and (b) effective May 1, 1997, the day after the day on which an Employee satisfies the requirements for participation under Section 3.1.

      1.16 "Fiduciary" shall include all of the following, to the extent they are deemed to be such under the Act:

            (a) Any administrator, officer, trustee, or custodian of the Plan;

            (b) Any person exercising any discretionary authority or discretionary control respecting management of the Plan;

            (c) Any person exercising authority or control respecting management or disposition of Plan assets;

            (d) Any person rendering investment advice for a fee or other compensation with respect to Plan assets, or with the authority or responsibility to do so, except as provided otherwise in the Act;

            (e) Any person who possesses any discretionary authority or responsibility in the administration of the Plan; and

            (f) Any person designated under or to whom fiduciary duties are delegated pursuant to Section 405(c)(1)(B) of the Act or Section 2.7 of Article II.

      1.17 "Highly Compensated Employee" means any Employee who is a Highly Compensated Employee under Section 414(q) of the Code and the regulations promulgated thereunder. Under Section 414(q) of the Code and the regulations thereunder, a "Highly Compensated Employee" includes an Employee who:

            (a) Was a Five Percent Owner, as defined in Section 6.1.4(c), during the Plan Year or the preceding Plan Year, or

            (b) During the preceding Plan Year, received Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000.00)

Dollar amounts set forth in this Section 1.17 shall be increased to reflect the most recent adjustment for increases in the cost of living after 1997 published by the Secretary of the Treasury pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996. In determining whether an Employee is a Highly Compensated Employee for Plan Years beginning in 1997, this Section 1.17 shall apply as having been in effect for the Plan Year beginning in 1996.

      1.18 "Hour of Service" shall include:

            (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties during the applicable computation period. Such hours shall be credited to the Employee for the computation period or periods in which the duties were performed.

            (b) Each hour for which back pay is awarded to the Employee or agreed to by the Employer. Such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains and shall be calculated irrespective of mitigation of damages, but no Hour of Service shall be counted both under this paragraph and under the first paragraph of this
Section 1.18.

            (c) Any hour of service required to be credited to the Employee under any law of the United States or any rule or regulation issued thereunder; provided, however, that no hour shall be credited to the Employee both under this paragraph (c) and under any of the other paragraphs of this Section 1.18.

            (d) Each hour (i) for which the Employee is directly or indirectly paid, or entitled to payment, by reasons (such as vacation, sickness, or disability) other than the performance of duties during the applicable computation period as required by paragraphs (b) and (c) of Labor Reg. Section 2530. 200b-2, such hours being credited in the computation period in which such hours were accrued irrespective of whether payments are made or become due with respect to such hours in other computation periods, and (ii) during a temporary layoff (even if of indefinite duration) or an Employer-approved leave of absence. Notwithstanding the preceding provisions of this paragraph (d), the following rules shall apply with respect to such hours:

                  (1) An Employee shall not be credited with more than five hundred one (501) Hours of Service under this paragraph (d) on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year);

                  (2) An Employee shall not be credited with an Hour of Service on account of a period during which the Employee does not perform any duties if the payment the Employer makes (or the payment due) is under a plan maintained solely for the purpose of complying with the applicable worker's compensation law, unemployment compensation law or disability insurance law; and

                  (3) An Employee shall not be credited with an Hour of Service for a payment to the Employee that merely reimburses the Employee for medical or medically related expenses incurred by the Employee.

            (e) If a Participant has a Maternity or Paternity Leave of Absence, such Participant shall be credited with the Hours of Service with which such Participant would otherwise normally have been credited but for such absence, or, if the Committee is unable to determine the number of Hours of Service that would normally otherwise have been credited but for such absence, such Participant shall be credited with eight (8) Hours of Service for each day of such absence. Hours shall be credited by reason of a Maternity or Paternity Leave of Absence, however, only as necessary to prevent the Participant from incurring a One-Year Break in Service for purposes of the participation rules of
Article III and the vesting rules of Sections 5.5 and 6.3.4, and in no event shall a Participant be credited with more than Five Hundred One (501) Hours of Service by reason of any Maternity or Paternity Leave of Absence. The Hours of Service with which a Participant is credited by reason of a Maternity or Paternity Leave of Absence shall be credited in the Plan Year in which such absence begins if such crediting is necessary to prevent the Participant from incurring a One-Year Break in Service in such Plan Year. In any other case, the Hours of Service with which a Participant is credited by reason of a Maternity or Paternity Leave of Absence shall be credited in the Plan Year immediately following the Plan Year in which such absence begins.

            (f) For periods before May 1, 1997, a salaried Employee shall be credited with forty-five (45) Hours of Service for each calendar week during which he performed at least one (1) Hour of Service.

            (g) Effective December 12, 1994, Hours of Service shall be credited to an Employee to comply with the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994 (P.L. 101-353, 38 U.S.C. Section
4318) and any regulations promulgated thereunder.

            (h) In the case of any ambiguity arising under this Section 1.18, such ambiguity shall be resolved in favor of crediting the Employee with the Hours of Service in question.

      1.19 "Investment Manager" means any Fiduciary (other than the (i) Trustee, Committee or Claims Coordinator designated under Section 7.12 of Article VII, or
(ii) a person who is identified as a Fiduciary pursuant to the procedure set forth in this Plan) who (a) has the power to manage, acquire, or dispose of any asset of the Plan, (b) has acknowledged in writing that he is a Fiduciary with respect to the Plan, and (c) is (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is a bank, as defined in that Act; or
(iii) is an insurance company qualified to manage, acquire, or dispose of the assets of retirement plans under the laws of more than one State.

      1.20 "Limited Associate" means any Employee whose terms of Employment provide that he will not be working a full schedule or will not be entitled to receive all of the benefits normally provided by the Employer to its Employees.

      1.21 "Matching Contribution" means a contribution made under Section 4.1.2 of Article IV, and "Matching Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

      1.22 A "Maternity or Paternity Leave of Absence" means an Employee's absence from work for any period of time (a) by reason of the Employee's pregnancy, (b) by reason of the birth of the Employee's child, (c) by reason of the placement of a child with the Employee in connection with the Employee's adoption of such child, or (d) for the purpose of caring for the Employee's child immediately following the birth of such child or the placement of such child with the Employee in connection with the Employee's adoption of such child.

      1.23 "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee for the Plan Year.

      1.24 "Normal Retirement Date" shall mean the date on which a Participant attains the age of sixty-five (65) years.

      1.25 "One-Year Break in Service" means a Plan Year in which the Employee has not completed more than five hundred (500) Hours of Service. An Employee shall be deemed to have incurred a One-Year Break in Service on the last day of said Plan Year. For purposes of Sections 5.5, 5.6, 5.7, 6.3.4, 7.6 and 7.7, however, the term "One-Year Break in Service" means a Period of Severance of twelve (12) months in length.

      1.26 "Participant" means any Employee who becomes a participant in this Plan under Section 3.1 and who has acquired the right to either a forfeitable or a nonforfeitable interest in the Trust Fund that has not been distributed.

      1.27 "Participant Account" shall mean the account maintained for each Participant pursuant to Section 4.11 of Article IV.

      1.28 "Period of Severance" means a period beginning on the Severance Date of an Employee, and, if applicable, ending on his Reemployment Date; provided, however, that, in the case of an Employee who was absent from work due to a Maternity or Paternity Leave of Absence, the period of twelve (12) consecutive months beginning on the first anniversary of the first day of such Maternity or Paternity Leave of Absence shall not constitute a "Period of Severance."

      1.29 "Plan" shall mean the Williams-Sonoma, Inc. Associate Stock Incentive Plan set forth in and by this document and the related Trust and all subsequent amendments thereto.

      1.30 "Plan Year" shall mean a fiscal year of the Plan that ends on the Anniversary Date.

      1.31 "Profit Sharing Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

      1.32 "Qualified Matching Contribution" means a contribution made under
Section 4.1.4 of Article IV, and "Qualified Matching Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

      1.33 "Qualified Nonelective Contribution" means a contribution made under
Section 4.1.5 of Article IV, and "Qualified Nonelective Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

      1.34 "Reemployment Date" means a date on which a reemployed Employee first completes one (1) Hour of Service after a Period of Severance (other than a Period of Severance which is required to be taken into account in determining whether the Employee has completed a Year of Service).

      1.35 "Salary Deferral Contribution" means a contribution made under
Section 4.1.1 of Article IV, and "Salary Deferral Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

      1.36 "Service" or "Employment" means service of each Employee as an Employee of an Employer or Affiliate. Service with any Employer or Affiliate shall constitute "Service" and "Employment" for all purposes under this Plan, and all such service for any Employer or Affiliate shall be aggregated in determining whether an Employee has completed a "Year of Service" or has incurred a "One-Year Break in Service." "Service" and "Employment" shall commence on the day the Employee first completes one (1) Hour of Service with an Employer or Affiliate. In addition, the Committee is authorized, in its discretion, to determine from time to time that pre-acquisition service of any persons who were employees of any corporation, organization, or entity before such corporation, organization, or entity became an Affiliate, or who become Employees in connection with the acquisition by the Employer of some or all of the business or product lines of another person or entity that previously employed such Employees, shall constitute "Service" or "Employment" for all purposes under this Plan, and all such service for any such corporation, organization, or entity that becomes an Affiliate or for any such predecessor employer shall be aggregated in determining whether an Employee has completed a "Year of Service" or has incurred a "One-Year Break in Service." The Committee shall exercise its discretion hereunder only in a uniform and nondiscriminatory manner.

      1.37 "Severance Date" means the earlier of (i) the date on which an Employee quits, retires, is discharged, or dies, or (ii) the first anniversary of the first day of a period during which such Employee is absent (with or without Compensation) from performing duties for the Employer for any reason other than quitting, retirement, discharge, or death, such as vacation, holiday, sickness, leave of absence or layoff.

      1.38 "Total Disability" means total and permanent incapacity of a Participant, due to physical impairment or legally established mental incompetence, to perform the usual duties of Employment, which disability shall be determined on evidence that the Participant has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of disability; provided, however, that if such disability is due to alcohol, drugs, or other substance abuse, the Employee must be enrolled or have completed a rehabilitation program approved by the Company for such disability to constitute a Total Disability.

      1.39 "Trust Agreement" means the Agreement between the Employer and the Trustee or Trustees covering the administration of the Trust Fund and includes the succession of the Trustee or Trustees.

      1.40 "Trust Fund" means the assets of the Trust established pursuant to this Plan and the Trust Agreement hereinafter referred to, out of which the benefits under this Plan shall be paid.

      1.41 "Trustee" means the Trustee or Trustees of the Trust Fund established pursuant to this Plan and any successor Trustee or Trustees.

      1.42 "Valuation Date" shall mean each business day that the New York Stock Exchange is open for business.

      1.43 "Year of Service" shall mean a Plan Year of Service in which the Employee has completed not less than one thousand (1,000) Hours of Service. For purposes of Sections 5.5, 5.6, 5.7, 6.3.4, 7.6 and 7.7, however, the term "Year of Service" means three hundred sixty five (365) days of Service completed by an Employee, including: (i) any period of Service, whether or not continuous, and
(ii) for a reemployed Employee, any Period of Severance, provided that his Reemployment Date occurs within one (1) year after his Severance Date.

                                   ARTICLE II
                         COMMITTEE AND OTHER FIDUCIARIES

      2.1 Appointment of Committee

            The Committee shall be appointed by the Board of Directors and shall consist of not less than three (3) nor more than five (5) members, the exact number of which shall be established by the Board of Directors from time to time. Under this authority, the Board of Directors has established that the Committee shall consist of three (3) members. Such members of the Committee shall hold office until resignation, death, or removal by the Board of Directors.

      2.2 Powers and Duties of Committee

            The Committee shall be the "administrator" provided for in Section 3(16)(A) of the Act, and each member of the Committee shall be a "named fiduciary" as defined in Section 402(a) of the Act. The Committee shall be charged with the administration of this Plan and shall decide, in its discretion, by majority vote, subject to the terms of this Plan and the Trust Agreement, all questions arising in the administration, interpretation, and application of the Plan, including all questions of eligibility and entitlement to and amount of benefits, except such as may be expressly reserved hereunder to the Employer or its Board of Directors. The Committee shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, and to engage and discharge all advisors, counsel, recordkeepers and service providers as may be necessary or appropriate for the administration of this Plan. The decisions of the Committee shall be conclusive and binding on all parties; provided that such decisions shall be made on a uniform basis and shall not discriminate in favor of its employees who are officers, stockholders, or Highly Compensated Employees.

      2.3 Direction of Trustee

            The Committee, from time to time, shall direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan and shall have such other powers respecting the administration of the Trust Fund as may be conferred upon it hereunder or under the Trust Agreement. The Trustee shall invest and reinvest the Trust Fund, or any part thereof, in any manner that it deems advisable subject to the right hereby reserved to the Committee to direct the Trustee with respect to the investment and reinvestment of the Trust Fund. The Committee shall have the power to direct the Trustee to invest and reinvest any and all money or property of any description at any time held by it and constituting part of the Trust Fund in accordance with the following powers:

            2.3.1 The Committee, without previous application to or subsequent ratification of any court, tribunal or commission, or any federal or state governmental agency, except as hereinafter provided, may direct the Trustee to invest in bonds, notes, debentures, mortgages, commercial paper, preferred stock, or common stocks sell covered call options; or invest in other securities, rights, obligations, or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts, trust funds of the Trustee created for qualified employee benefit plans, annuity contracts, and life insurance contracts.

            2.3.2 At all times, this Plan shall be an "eligible individual account plan," as defined in Section 407(d)(3) of the Act. Accordingly, the Trustee is authorized to invest and hold up to one hundred percent (100%) of the assets in the Trust Fund in Company Stock, in the Company Stock Fund, or in any other "qualifying employer securities," as that term is defined in the Act. The Trustee may purchase Company Stock or qualifying employer securities from the Employer or from any other source, and such Company Stock or qualifying employer securities purchased by the Trustee may be outstanding, newly issued, or treasury shares; provided, however, that (a) the Trustee shall not purchase any shares of Company Stock or qualifying employer securities at a price exceeding the fair market value of such shares or securities as of the time of purchase, as determined in good faith by the Committee, and (b) no commissions shall be paid on the acquisition by the Trustee of Company Stock or qualifying employer securities from any "party in interest," as defined in Section 3(14) of the Act, or any "disqualified person," as defined in Section 4975(e)(2) of the Code. The Trustee is expressly excused from the requirements of diversification and of a fair return as to the investment of the Trust Fund in Company Stock or in the Company Stock Fund.

            2.3.3 The Committee may, in its discretion, direct the Trustee to invest the assets of the Trust Fund in two (2) or more investment funds, pools or vehicles, and permit each Participant to direct how the assets allocated to his Participant Account will be invested among such investment funds, pools or vehicles. In the event the Committee permits each Participant to direct how the assets in his or her Participant Account are invested, Participants shall have a reasonable opportunity to give investment instructions to the Trustee in accordance with the procedures established by the Committee. The Trustee shall invest a Participant's Participant Account in accordance with such Participant's investment directions as soon as practicable after the contribution is transferred to the Trust. At its discretion exercisable at any time, or from time to time, the Committee may add to, delete from, change, or substitute the investment funds, pools, or vehicles among which each Participant will have the option to invest the assets in his Participant Account. The Committee may, in its discretion exercisable at any time or from time to time, promulgate, amend, or repeal rules or regulations governing: (i) the manner in which, and times at which, each Participant may elect to have the assets in his Participant Account invested among the various investment funds, pools, or vehicles selected by the Committee, or change his election regarding the investment of the assets in his Participant Account, and (ii) any maximum, minimum, or incremental dollar amount or percentage of each Participant's Participant Account which may be invested in a particular investment fund, pool, or vehicle selected by the Committee.

            2.3.4 Notwithstanding the foregoing:

                  (a) All amounts allocated to Participants' Matching Contribution Accounts, Profit Sharing Contribution Accounts, Qualified Nonelective Contribution Accounts, and Qualified Matching Contribution Accounts will always be invested in the Company Stock Fund;

                  (b) Any portion of a Participant's Salary Deferral Contribution Account which is invested in the Company Stock Fund shall not thereafter be reinvested in any of the other investment funds, pools, or vehicles selected by the Committee;

                  (c) A Participant's option to invest the assets in his Participant Account in shares of Company Stock or units of the Company Stock Fund shall be subject to the power of the Committee to suspend, delay, override, or disregard any investment direction of a Participant regarding shares of Company Stock or units of the Company Stock Fund if the Committee determines, in its discretion, that such suspension, delay, overriding, or disregarding is necessary or appropriate to facilitate or ensure compliance with any federal or state securities laws, including, but not limited to, securities laws regarding insider trading; and

                  (d) The Plan shall not invest in ordinary life or term insurance contracts on the life of a Participant for the benefit of the Participant whose life is insured or his Beneficiary.

            2.3.5 The Committee shall have no right or authority to authorize the Trustee to make loans or advances to a Participant except as provided in
Section 2.12 or to make any distribution except as provided in Article VII.

      2.4 Funding Policy

            The Committee from time to time shall establish a funding policy and method consistent with the objectives of the Plan, in accordance with the status of the Plan as a defined contribution plan and in conformity with the requirements of the Act. In formulating such policy and method, the Committee shall consider the short- and long-term liquidity and other financial needs of the Plan. Such policy and method shall be communicated in writing to the Trustee and any then acting Investment Manager, and thereafter none of the powers of the Committee, the trustee, or any Investment Manager set forth herein shall be exercised in any manner inconsistent with such objectives. Such policy and method shall be communicated in writing to the Trustee and any then-acting Investment Manager, and thereafter none of the powers of the Committee, the Trustee, or any Investment Manager shall be exercised in a manner inconsistent with such policy and method.

      2.5 Investment Manager

            The Committee may, from time to time, and in writing, authorize or direct the Trustee to delegate the management of the Plan assets or any part thereof, including the right to acquire and dispose of such assets, to an Investment Manager. Such authority or direction of the Trustee to so delegate may be revoked by the Committee at any time, and the Committee may authorize or direct the Trustee at any time to revoke any such delegation.

      2.6 Organization of Committee Allocation and Delegation of Duties

            2.6.1 The Committee may appoint one of its own members as Chairman and may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs and appoint a secretary and one or more assistant secretary or secretaries. The Committee may, at any duly constituted meeting thereof, allocate specific fiduciary responsibilities, other than trustee responsibilities, among the members of the Committee. Any member of such Committee may also, at such a meeting, designate other persons to carry out any fiduciary duties that are the responsibility of such member, other than trustee responsibilities. Either of such actions shall be recorded in the minutes of said meeting and may be revoked at any time by action taken at another such meeting recorded in the minutes thereof and communicated to the person to whom such duties were delegated.

            2.6.2 Any determination of the Committee may be made by a majority of the Committee at a meeting thereof or without a meeting by a resolution or memorandum signed by all members and, except as provided otherwise herein, shall be final and conclusive on the Employer, the Trustee, and all Participants and Beneficiaries claiming any rights hereunder, and as to all third parties dealing with the Committee or with the Trustee. All notices, directions, information, and other communications from the Committee to the Trustee shall be in writing.

            2.6.3 In any matter affecting any member of the Committee in his individual capacity as a Participant hereunder, separate and apart from his status as a member of the group of Participants, such interested member shall have no authority or vote in the determination of such matter as a member of the Committee, but said Committee shall determine such matter as if said interested member were not a member of the Committee; provided, however, that this shall not be deemed to take from said interested member any of his rights hereunder as a Participant. In the event that the remaining members of the Committee should be unable to agree on any matter so affecting an interested member because of an equal division of voting, the Board of Directors shall appoint a temporary member of the Committee to create an odd number of voting members. In the event a majority of the members of the Committee shall be so interested in the same matter, then the Board of Directors shall appoint temporary members to take their place on said Committee for the purpose of determining such matter.

      2.7 Duties and Relationship of Fiduciaries

            2.7.1 Every Fiduciary, except as otherwise provided in the Act, shall discharge his duties with respect to the Plan:

                  (a) Solely in the interest of the Participants and Beneficiaries;

                  (b) For the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administration;

                  (c) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims;

                  (d) By diversifying investments of the Plan unless under the circumstances it is clearly prudent not to do so;

                  (e) In accordance with the documents and instruments governing the Plan; and

                  (f) By maintaining the indicia of ownership of the Plan assets within the jurisdiction of the United States District Courts, except as otherwise authorized by regulations under the Act.

      Notwithstanding all of the foregoing, however, each Fiduciary shall at all times discharge his duties in conformance with the provisions of the Act and as required for the administration of a qualified plan under the Code.

            2.7.2 It shall be the responsibility of every Fiduciary and of every person handling funds or other property of the Plan to be bonded to the extent required by the Act. The Committee may direct the Trustee to pay the cost of all such bonds from the Trust assets, if and to the extent that the Company does not pay such costs in a timely fashion, and the Trustee shall be protected in relying on such directions.

            2.7.3 Each Fiduciary, including the Board of Directors, the Committee, the Claims Coordinator designated under Section 7.12 of Article VII, and the Trustee, shall be responsible only for acts and omissions in connection with the exercise of the powers, duties, and functions specifically allocated to such Fiduciary under the terms of this Plan and the Trust Agreement. No Fiduciary shall be responsible for any acts or omissions in connection with the powers, functions, and duties allocated to any other Fiduciary under the terms of this Plan and the Trust Agreement. Except to the extent provided in the Act or the Code, no Fiduciary shall have any duty to question whether any other Fiduciary is fulfilling the responsibilities imposed on such other Fiduciary by this Plan, the Trust Agreement, or the Act. No Fiduciary shall have any liability for a breach of fiduciary responsibility of any other Fiduciary with respect to the Plan or the Trust unless such Fiduciary participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy such breach, or, through such Fiduciary's negligence in performing his own specific fiduciary responsibilities, has enabled such other Fiduciary to commit a breach of such other Fiduciary's fiduciary responsibilities. Wherever this Plan or the Trust Agreement provides that a Fiduciary has the power to appoint another person or entity with discretionary authority or control respecting the operation or administration of the Plan or the Trust Fund, the responsibility of the appointing Fiduciary with respect to such appointment shall be limited to the selection of the appointee and periodic review of the performance of the appointee in accordance with the standards of the Act. Any violation of fiduciary responsibilities by the appointee that is not a proximate result of the failure of the appointing Fiduciary properly to select or supervise the appointee, and in which breach the appointing Fiduciary did not otherwise participate, will not be considered to be a breach by the appointing Fiduciary.

            2.7.4 Any person may serve in more than one fiduciary capacity with respect to this Plan or the Trust, including, but not limited to, service both as a Trustee and as a member of the Committee.

      2.8 Compensation and Expenses of Committee

            The members of the Committee shall serve without compensation but shall be reimbursed for any necessary expenditures incurred in the discharge of their duties as members of said Committee. The compensation of all agents, counsel, or other persons (who may be officers or members of the Employer) retained or employed by the Committee shall be fixed by the Committee, subject to the approval of the Board of Directors. Any such reimbursement or payment shall be made by the Trustee out of the Trust Fund if it is legally permissible to do so; provided, however, that all or any part of any such reimbursement or payment may be made by the Employer if it shall so determine.

      2.9 Records of the Committee

            The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all such books of account, records, and other data as may be necessary or advisable in its judgment for the administration of this Plan and to reflect properly the affairs thereof, and to determine the amount of vested and forfeitable interests of the respective Participants in the Trust Fund and the amount of all retirement benefits or other benefits hereunder. As a part thereof, it shall maintain or cause to be maintained a separate Participant Account for each Participant, which account in each year shall reflect the interest of the Participant in this Plan, together with such additional information required by the Act or the Code. Any person dealing with the Committee may rely on and shall incur no liability in relying on a certificate or memorandum in writing signed by the secretary of the Committee or by a majority of the members of the Committee as evidence of any action taken or resolution adopted by the Committee, except that the Trustee may accept as evidence of any action or resolution adopted by the Committee only a written notice thereof signed by a majority of the members of the Committee if such action was taken or resolution adopted at a meeting of the Committee or signed by all members if such action or resolution was adopted without a meeting.

      2.10 Resignation and Removal of Members

            Any member of the Committee may resign at any time by giving thirty
(30) days' prior written notice of such resignation to the other members and to the secretary of the Company; provided, however, that the other members of the Committee may waive such thirty (30) days' prior notice. Any member who leaves the employment of the Employer shall be deemed to have resigned as a member of the Committee on the date of his termination of employment. Any member of the Committee may at any time be removed by the Board of Directors.

      2.11 Appointment of Successors

            Upon the death, resignation, or removal of any member, the Board of Directors shall at its next regular meeting, or at a special meeting if so desired, appoint, by resolution, a successor. Notice of appointment of a successor member shall be made by the Secretary of the Company in writing to the Trustee and to the Committee. Until receipt by the Trustee of such written notice of any change in membership of the Committee, the Trustee shall not be charged with knowledge of notice of such change.

      2.12 Loans to Participants

            (a) Upon the application of a Participant to the Committee, the Committee may direct the Trustee to make a loan or loans to such Participant upon such terms as the Committee deems appropriate. Nothing herein contained shall require the Committee to grant any such loan, such action being purely discretionary on the part of the Committee, provided, however, that the Committee shall exercise its discretion in a uniform and nondiscriminatory manner. The Committee may, in its discretion, determine that no loans shall be made to any Participants. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

            (b) Unless the Committee determines, in its discretion, that no loans shall be made to any Participants, the Committee shall, from time to time, promulgate a Participant Loan Program in compliance with Department of Labor Regulation Section 2550.408b-1(d)(2), which shall state the manner in which the Committee will determine the amount of loans, terms of loans, and interest rate of loans, and such other rules and regulations that the Committee may adopt.

            (c) No loans shall be made to any Participant who is a sole proprietor of an Employer, a partner of an Employer who owns more than ten percent (10%) of the capital or profits interest in the Employer, or a shareholder who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code) more than five percent (5%) of the outstanding stock of an Employer that is an S corporation under the Code on any day during the taxable year of such Employer. All loans shall be taken out in the form of cash; no loan shall be taken out in the form of Company Stock.

            (d) Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code and regulations promulgated thereunder.

      2.13 Indemnification

            The Employer hereby agrees to indemnify the Committee and any other Employee of the Employer, and the estates and heirs of such Committee member and Employee, to the full extent of any expenses, penalties, damages, or other pecuniary loss that such Employee or Committee member, his estate, or heirs may suffer as a result of his responsibilities, obligations, or duties in connection with the Plan or fiduciary activities actually performed in connection with the Plan. Such indemnification shall be paid by the Employer to the Employee, Committee member, his estate, or heirs to the extent that fiduciary liability insurance, if any, does not cover the payment of such items, but in no event shall such items be paid out of Plan assets. Notwithstanding the foregoing, this indemnification agreement shall not relieve any Employee serving in a fiduciary capacity of his fiduciary responsibilities and liabilities to the Plan for breaches of fiduciary obligations, nor shall this agreement violate any provision of Part 4 of Title I of the Act as it may be interpreted from time to time by the U.S. Department of Labor and any courts of competent jurisdiction.

      2.14 Administrative Mistake

            Notwithstanding anything to the contrary herein contained, if the Committee discovers that a mistake has been made in crediting Employer Contributions or earnings to the Participant Account of any Participant, the Committee may request the Employer to make a special contribution to the Participant Account of said Participant and may take any other administrative action that it deems necessary or appropriate to remedy such mistake.

      2.15 Voting of Company Stock

            The Committee shall be direct the Trustee as to the manner in which shares of Company Stock allocated to such Participant's Participant Account or shares of Company Stock represented by units of the Company Stock Fund allocated to such Participant's Participant Account ("Allocated Shares") are to be voted. In the event a tender or exchange offer is made with respect to Company Stock, the Committee shall direct the Trustee whether or not to tender Allocated Shares.

                                  ARTICLE III
                           PARTICIPATION OF EMPLOYEES

      3.1 Who May Participate

            3.1.1 Effective as of May 1, 1997, each Employee who is not a Limited Associate shall be eligible to participate in the Plan on the later of
(a) the thirtieth (30th) day after such Employee's date of hire, or (b) such Employee's twenty-first (21st) birthday. Effective as of May 1, 1997, each Employee who is a Limited Associate shall be eligible to participate in the Plan on the later of (i) the thirtieth (30th) day after the date on which he has completed one thousand (1,000) Hours of Service, provided that he completes such one thousand (1,000) Hours of Service within one (1) "Eligibility Computation Period" (as defined in Section 3.1.2), or (ii) such Employee's twenty-first
(21st) birthday. Before May 1, 1997, each Employee shall be eligible to participate in the Plan on later of (A) the date on which he has completed one thousand (1,000) Hours of Service, provided that he completes such one thousand (1,000) Hours of Service within one (1) "Eligibility Computation Period" (as defined in Section 3.1.2), or (ii) such Employee's twenty-first (21st) birthday. Each Employee who is eligible to participate in the Plan shall become a Participant as of the Entry Date next following the date on which he becomes eligible to participate.

            3.1.2 For purposes of this Section 3.1, the term "Eligibility Computation Period" shall mean the twelve-consecutive-month period commencing on the date a person first completes one (1) Hour of Service and during which he is credited with not less than one thousand (1,000) Hours of Service and, in the event an Employee fails to complete one thousand (1,000) Hours of Service in said period, shall also mean the Plan Year including the first anniversary of the Employment commencement date for such Employee and succeeding Plan Years. Notwithstanding any other provision of this Section 3.1, however, no person who is eligible to become a Participant shall become a Participant if he has quit or been permanently discharged and as a result thereof is not employed by the Employer on the Entry Date on which he would otherwise become a Participant; provided, however, that if he is reemployed by the Employer prior to incurring a One-Year Break in Service, he shall become a Participant on the date he is rehired. For purposes of continuing participation, once an Employee has become eligible to participate in the Plan, an Eligibility Computation

Period shall mean a Plan Year in which the Employee has completed at least one thousand (1,000) Hours of Service with the Employer and such Plan Years shall be measured beginning with the Plan Year commencing before or on the date upon which the Employee becomes eligible to participate.

            3.1.3 For purposes of determining the number and identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, the Employees of the Employer shall include individuals defined as Employees in Article I. Notwithstanding any other provision of this Plan, however, a leased employee within the meaning of Section 414(n)(2) of the Code shall not become a Participant in, and shall not accrue benefits under, this Plan based on service as a leased employee.

            3.1.4 Notwithstanding the provisions of Sections 3.1.1 and 3.1.2, no Employee shall be a Participant hereunder (a) if such Employee is neither a citizen nor a resident of the United States and derives no earned income from the Employer that would constitute income from sources within the United States,
(b) while a member of a collective bargaining unit and while covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good-faith bargaining between the employee representatives and the Employer and that does not specifically provide for coverage of such Employee under this Plan, or (c) if such Employee is an individual whom the Employer previously classified as an independent contractor but whom the Internal Revenue Service later determines is an Employee whose compensation should be shown on Form W-2, or whom any other governmental agency later determines is a common-law employee.

      3.2 Breaks in Service

            In the event that an Employee's Employment is terminated and the Employee later returns to Employment with an Employer, the following rules shall apply for purposes of determining eligibility:

            3.2.1 In the case of an Employee who has or had a vested interest in the Trust Fund, such Employee shall become a Participant immediately upon his resumption of Employment.

            3.2.2 In the case of an Employee, all of whose interest in the Trust Fund is a forfeitable interest, Years of Service before a One-Year Break in Service shall not be taken into account at any time if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to such One-Year Break in Service. Such aggregate number of Years of Service before such One-Year Break in Service shall not include any Years of Service not required to be taken into account by reason of any prior One-Year Break in Service but shall include the Year of Service beginning on or before the date upon which the Employee becomes eligible to participate in the Plan. If an Employee's aggregate number of Years of Service exceeds the number of such One-Year Breaks in Service, or if the Employee does not incur five (5) or more consecutive One-Year Breaks in Service, such Employee shall become a Participant immediately upon his resumption of Employment.

      3.3 Termination of Participation

            Participation of a Participant shall continue until such Participant's Employment is terminated for any reason.

      3.4 Leaves of Absence; Military Service

            An Employee's Service shall not be considered terminated for purposes of this Plan if the Employee has been on Leave of Absence with the consent of the Employer, provided that he returns to the employ of the Employer at the expiration of such Leave of Absence. A Leave of Absence shall mean a leave granted by the Employer, in accordance with rules uniformly applied to all Employees, for reasons of health or public service or for reasons determined by the Employer to be in its best interests. An Employee's Employment shall likewise not be deemed to have been terminated while the Employee is a member of the Armed Forces of the United States, provided that he returns to the service of the Employer within ninety (90) days (or such longer period as may be prescribed by law) from the date he first became entitled to his discharge. An Employee who does not return to the employ of the Employer within ninety (90) days following the end of the Leave of Absence, or within the required time in case of service with the Armed Forces, shall be deemed to have terminated his Employment as of the date when his Leave of Absence or military service ended (unless such failure to return was the result of his death, Total Disability, or retirement after the attainment of his Normal Retirement Date). An Employee's Employment shall not be deemed to be terminated by reason of a Maternity or Paternity Leave of Absence. Effective as of December 12, 1994, this Section 3.4 shall be applied in a manner that is consistent with the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994 (P.L. 101-353, 38 U.S.C. Section 4318), Section 414(u) of the Code, and any regulations promulgated thereunder, including any such provisions related to required Employer Contributions, benefits, and service credit for periods of military service.

      3.5 Committee to Determine Participants

            Within ninety (90) days after each Entry Date, the Employer shall certify to the Committee in writing such information from the Employer's records with respect to Employees as the Committee may require to determine the identity and interests of the Participants and otherwise to perform its duties hereunder. Any such certification of information to the Committee pursuant to this Plan shall, for all purposes of the Plan, be binding on all interested parties; provided that whenever any Employee proves to the satisfaction of the Employer that his period of Employment or his Compensation as so certified is incorrect, the Employer shall correct such certification. The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Employer, the Trustee, the Employees, the Participants, and all Beneficiaries.

                                   ARTICLE IV
                                  CONTRIBUTIONS

      4.1 Employer Contributions

            4.1.1 The Employer shall reduce the cash compensation of each Participant who so elects by an amount equal to any whole percentage of such Participant's

Compensation between and including one percent (1%) and fifteen percent (15%) (ten percent (10%) for periods before January 1, 1999), as directed by such Participant, and shall contribute such amount to the Plan. Such contributions shall constitute the "Salary Deferral Contributions" for such Participant. Each Participant who desires to have Salary Deferral Contributions made on his behalf may do so by following procedures established by the Committee from time to time (provided that such procedures shall be uniform for all Participants at any given time) regarding notice, the effective date of commencement of Salary Deferral Contributions, and other pertinent matters. Each Participant may cause the Employer to cease making Salary Deferral Contributions on his behalf, or may resume or change the level of the Salary Deferral Contributions made on his behalf, by following procedures established by the Committee from time to time (provided that such procedures shall be uniform for all Participants at any given time) regarding notice, the effective date of the resumption or change in the level of Salary Deferral Contributions, and other pertinent matters. The Committee shall determine whether the amount that a Participant desires to have contributed on his behalf is at one of the levels set forth above, and whether the Participant has followed the applicable procedures. If such amount is at one of the levels set forth above and the Participant has followed the applicable procedures, the Committee shall direct the Trustee to accept such Salary Deferral Contribution and to hold it in trust for such Participant. If such amount is not at one of the levels set forth above, or if the Participant has not followed the applicable procedures, the Committee shall direct the Employer not to reduce such Participant's cash contribution and shall direct the Trustee to reject any such Salary Deferral Contribution.

            4.1.2 In addition to the Salary Deferral Contributions, the Employer shall make contributions, in cash or in Company Stock valued as of the date of contribution at the election of the Employer, to the Plan as "Matching Contributions":

                  4.1.2.1 for each Participant whose Employment with the Employer was terminated, who later returned to Employment with the Employer, and who is entitled to have the amount of his forfeiture restored under the provisions of Section 7.7, in an amount necessary to restore any such forfeiture; and

                  4.1.2.2 for each Participant who makes Salary Deferral Contributions, equal to one hundred percent (100%) (fifty percent (50%) for periods before May 1, 1997) of the Salary Deferral Contributions made by such Participant, to the extent that such Salary Deferral Contributions do not exceed six percent (6%) of such Participant's Compensation; provided, however, that the percentage level of the Matching Contributions may be altered for any Plan Year by a resolution of the Board of Directors adopted before the first day of such Plan Year, and provided, further, that Salary Deferral Contributions shall not be matched to the extent that such Participant does not elect to have such Salary Deferral Contributions invested in Company Stock Fund. The Company shall make such Matching Contributions at such times as may be determined by the Committee in its discretion (provided that such times shall be substantially uniform among all Participants), but not less frequently than quarterly based on the Participants' Compensation earned and Salary Deferral Contributions made in the portion of the Plan Year ending on the last day of each calendar quarter.

            4.1.3 For certain periods before 1997, the Company made Profit Sharing Contributions to the Plan. Effective January 1, 1997, the Company will not make any further Profit Sharing Contributions.

            4.1.4 In addition to the Salary Deferral Contributions and the Matching Contributions, the Employer, in its sole and absolute discretion, may elect for any Plan Year to contribute in cash "Qualified Matching Contributions" in an amount to be determined by the Employer in its discretion, which shall be allocated among the Participants who are Non-Highly Compensated Employees in the manner provided in Section 5.1.3, and which shall be fully vested and nonforfeitable at all times.

            4.1.5 In addition to the Salary Deferral Contributions, the Matching Contributions, and the Qualified Matching Contributions, the Employer may also elect, in its sole and absolute discretion, to contribute in cash for a Plan Year "Qualified Nonelective Contributions," which shall be in an amount to be determined by the Employer in its discretion, allocated among Participants who are Non-Highly Compensated Employees in the manner set forth in Section 5.1.4, and fully vested and nonforfeitable at all times.

            4.1.6 The total amount of Contributions under this Section 4.1 made on behalf of all Participants for a Plan Year shall not exceed fifteen percent (15%) of the total Compensation paid to all Participants during such Plan Year, plus the amount of any credit for contribution carryovers to which the Employer is entitled under Section 404(a)(3) of the Code.

            4.1.7 The contribution attributable to each Participant shall be made by his Employer. If a Participant has been employed by more than one Employer during any year, each Employer shall be responsible for the portion of the contributions attributable to the Compensation earned by the Participant from such Employer.

            4.1.8 Notwithstanding anything to the contrary herein contained, Employer Contributions shall be, and hereby are, made subject to the conditions that (a) the Plan and Trust qualify as a tax-exempt plan under Section 401 of the Code, (b) such contributions are deductible under Section 404 of the Code, and (c) such contributions are not made as a result of a mistake of fact. In the event that the Commissioner of Internal Revenue determines that the Plan and Trust do not so qualify, any Employer Contributions made while the Plan and Trust have not qualified shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the date of the denial of qualification of the Plan and Trust. In the event that the Commissioner of Internal Revenue determines that a deduction for the Employer Contributions shall be disallowed, the excess of such contributions over the amount that would have been contributed had there not occurred a mistake in determining the deductibility of the contributions shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the disallowance of the deduction. In the case of Employer Contributions that are made by reason of mistake of fact, the excess of such contributions over the amount that would have been contributed had there not occurred a mistake of fact shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the payment of the contributions. With respect to contributions for which a deduction is disallowed or made by reason of mistake of fact, (1) earnings attributable to the excess contributions shall not be returned to the Employer,
(2) losses attributable thereto shall reduce the amount to be repaid, and (3) if the repayment of the excess would cause the balance of a Participant's Participant Account to be reduced to less than the amount of the Participant's Participant Account had the excess contributions not been made, the amount of the repayment shall be limited to the excess of the excess contributions over the amount of the Participant's Participant Account had the excess contributions not been made. Any amounts repaid to the Employer by the Trustee pursuant to this Section 4.1.8 shall be repaid without liability therefor on the part of the Trustee to any Participant, Beneficiary, or any other person.

      4.2 Time for Payment

            The Employer may make payment of its contributions for any Plan Year on any date or dates it elects; provided, however, that (a) the total amount of its Matching Contributions and Qualified Matching Contributions for each taxable year shall be paid in full not later than the date prescribed by federal income tax law to entitle the Company to a deduction for the Plan Year with respect to which such contributions are made, and (b) the Salary Deferral Contributions shall be paid in full not later than such time as may be required by regulations promulgated by the Department of Labor under the Act.

      4.3 Dollar Limit on Salary Deferral Contributions

            4.3.1 Salary Deferral Contributions made to this Plan on behalf of any Participant during any calendar year shall not exceed Nine Thousand Five Hundred Dollars ($9,500.00), reduced by all contributions made by or on behalf of such Participant for such calendar year to: (a) any qualified cash or deferred arrangement as defined in Section 401(k) of the Code maintained by the Employer or any other employer to the extent such contribution is not includable in such Participant's gross income for such calendar year under Section 402(e)(3), (b) a simplified employee pension as defined in Section 408(k) of the Code maintained by the Employer or any other employer to the extent such contribution is not includable in the Participant's gross income for such calendar year under Section 402(h)(1)(B) of the Code, (c) an annuity contract under Section 403(b) under a salary reduction agreement within the meaning of
Section 3121(a)(5)(D) to the extent such contribution is not includable in the Participant's gross income for such calendar year under Section 403(b) of the Code, (d) any eligible deferred compensation plan under Section 457 of the Code,
(e) under a trust described in Section 501(c)(18) of the Code to the extent that such contribution is deductible from such Participant's income for such calendar year under Section 501(c)(18) of the Code, or (f) any Simple Individual Retirement Account Plan described under Section 408(p). Salary Deferral Contributions for any calendar year made on behalf of a Participant to this Plan in excess of the limitations set forth in the preceding sentence are hereinafter referred to as "Excess Deferrals." Excess Deferrals shall not include any deferrals properly distributed as excess Annual Additions (as defined in Section 5.3.1). The amount of Nine Thousand Five Hundred Dollars ($9,500.00) set forth in this Section 4.3.1 shall be increased to reflect the most recent adjustment for increases in the cost of living after 1997 published by the Secretary of the Treasury pursuant to Section 415(d) of the Code. Any such adjustment shall be effective as of January 1 of the calendar year.

            4.3.2 If Excess Deferrals are made on behalf of a Participant for a calendar year, the Plan shall make a corrective distribution to such Participant of such Excess Deferrals (and earnings thereon) during any calendar year if the following conditions are satisfied: (a) the Participant designates the distribution as an Excess Deferral, (b) the correcting distribution is made after the date on which the Plan received the Excess Deferral, and (c) the Committee designates the distribution as a distribution of Excess Deferrals. The earnings attributable to Excess Deferrals to be distributed under this Section
4.3.2 shall be computed by multiplying the net amount of earnings, income, gains, or losses (whether or not realized) on Salary Deferral Contributions made by such Participant during such calendar year through the date of distribution by a fraction, the numerator of which is the amount of Excess Deferrals made by such Participant during such calendar year through the date of distribution, and the denominator of which is the total Salary Deferral Contributions made by such Participant during such calendar year through the date of distribution.

            4.3.3 Not later than March 1 following the close of a calendar year, a Participant may notify the Committee that Excess Deferrals were made on his behalf to this Plan during such calendar year. A Participant is deemed to notify the Committee of any Excess Deferrals that arise by taking into account only the Deferrals made to this Plan and other plans of the Employer. Not later than April 15 following the close of a calendar year in which Excess Deferrals were made on behalf of a Participant to this Plan, this Plan shall make a corrective distribution to such Participant of such Excess Deferrals and any income allocable thereto. Income allocable to Excess Deferrals to be distributed under this Section 4.3.3 shall include income allocable to the calendar year in which such Excess Deferrals were made and income allocable to the period between the end of such calendar year and the date of distribution. Income allocable to the calendar year in which Excess Deferrals were made, and between the end of such calendar year and the date of distribution, may be calculated using any method that (a) does not discriminate in favor of officers, shareholders, or Highly Compensated Employees, (b) is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and (c) is used by the Plan for allocating income to Participants' Participant Accounts.

            4.3.4 The amount of Excess Deferrals that may be distributed under this Section 4.3 to a Participant for any calendar year shall be reduced by the Excess Contributions previously distributed to such Participant for the Plan Year beginning with or within such calendar year.

      4.4 Actual Deferral Percentage Test

            4.4.1 For each Plan Year, the Actual Deferral Percentage of the Highly Compensated Employees shall bear a relationship to the Actual Deferral Percentage of the Non-Highly Compensated Employees for the current Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year) that meets either of the following two tests:

                  4.4.1.1 The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25, or

                  4.4.1.2 The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by two (2), and is not more than two
(2) percentage points higher than the Actual Deferral Percentage of the Non-Highly Compensated Employees, or such smaller number of percentage points as the Secretary of the Treasury may prescribe.

            4.4.2 For purposes of this Section 4.4, the terms "Actual Deferral Percentage," "Deferral Percentage" and "Excess Contributions" shall have the following meanings:

                  4.4.2.1 For each Plan Year, the "Actual Deferral Percentage" of the Highly Compensated Employees shall be the average of the Deferral Percentages of all of the Highly Compensated Employees who are eligible to participate in this Plan, and the "Actual Deferral Percentage" of Non-Highly Compensated Employees shall be the average of the Deferral Percentages of all of the Non-Highly Compensated Employees who are eligible to participate in this Plan.

                  4.4.2.2 The "Deferral Percentage" for any Plan Year of an Employee who is eligible to participate in this Plan shall be (i) the sum of the Salary Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions (other than Qualified Nonelective Contributions applied, in the discretion of the Committee, in determining the Contribution Percentages of Employees under Section 4.5.2.2) made by or on behalf of such Employee for such Plan Year (including Excess Deferrals of any Highly Compensated Employee but excluding Excess Deferrals of any Non-Highly Compensated Employee that arise solely under this Plan or any other plan of the Employer), divided by (ii) such Employee's Compensation for such Plan Year.

                  4.4.2.3 "Excess Contributions" for any Plan Year means the Salary Deferral Contributions made to the Plan on behalf of Participants who are Highly Compensated Employees in excess of the limitations set forth in Section 4.4.1.

            4.4.3 If there are any Excess Contributions for any Plan Year, such Excess Contributions and the income allocable thereto shall be distributed to the Participants who are Highly Compensated Employees on or before the Anniversary Date of the following Plan Year; provided, however, that the Committee shall use its best efforts to cause such distribution to be made within two and one-half (2 1/2) months after the Anniversary Date of such Plan Year. The amount of Excess Contributions to be distributed to each Participant who is a Highly Compensated Employee shall be determined by (a) distributing amounts to the Highly Compensated Employee on whose behalf the largest dollar amount of Salary Deferral Contributions was made for such Plan Year to the extent required to (i) enable the Plan to satisfy the limitations of Section 4.4.1, or (ii) cause such Highly Compensated Employee's dollar amount of Salary Deferral Contributions to equal the dollar amount of Salary Deferral Contributions for the Highly Compensated Employee having the next highest dollar amount of Salary Deferral Contributions for such Plan Year, and (b) such process shall be repeated until this Plan satisfies the limitation of Section 4.4.1. Income allocable to Excess Contributions to be distributed to a Participant under this Section 4.4.3 shall include income allocable to the Plan Year in which such Excess Contributions were made and income allocable to the period between the end of such Plan Year and the date of distribution. Income allocable to the Plan Year in which Excess Contributions were made, and between the end of such Plan Year and the date of distribution, may be calculated using any method that (a) does not discriminate in favor of officers, shareholders, or Highly Compensated Employees, (b) is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and (c) is used by the Plan for allocating income to Participants' Participant Accounts.

            4.4.4 For purposes of this Section 4.4, the Deferral Percentage of any Highly Compensated Employee who is eligible to participate in this Plan during the Plan Year and who is eligible to make Salary Deferral Contributions, or to receive qualified matching contributions or qualified nonelective contributions allocated to his account under two or more plans described in
Section 401(a) of the Code or arrangements described in Section 401(k) of the Code, which are maintained by the Employer or an Affiliate, shall be determined as if all such contributions and elective deferrals were made under a single plan.

In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with this Plan, this
Section 4.4 shall be applied by determining the Deferral Percentages of all Employees eligible to participate in this Plan as if all such plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

            4.4.5 The amount of Excess Contributions to be distributed under this Section 4.4 to a Highly Compensated Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Highly Compensated Employee for the calendar year ending with or within such Plan Year.

      4.5 Actual Contribution Percentage Test

            4.5.1 For each Plan Year, the Actual Contribution Percentage of the Highly Compensated Employees shall bear a relationship to the Actual Contribution Percentage of the Non-Highly Compensated Employees for the current Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year) that meets either of the following two tests:

                  4.5.1.1 The Actual Contribution Percentage of the Highly Compensated Employees is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employees multiplied by 1.25, or

                  4.5.1.2 The Actual Contribution Percentage of the Highly Compensated Employees is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employees multiplied by two (2), and is not more than two
(2) percentage points higher than the Actual Contribution Percentage of the Non-Highly Compensated Employees, or such smaller number of percentage points as the Secretary of the Treasury may prescribe.

            4.5.2 For purposes of this Section 4.5, the terms "Actual Contribution Percentage," "Contribution Percentage," and "Excess Matching Contributions" shall have the following meanings:

                  4.5.2.1 For each Plan Year, the "Actual Contribution Percentage" of the Highly Compensated Employees shall be the average of the Contribution Percentages of all of the Highly Compensated Employees who are eligible to participate in this Plan, and the "Actual Contribution Percentage" of Non-Highly Compensated Employees shall be the average of the Contribution Percentages of all of the Non-Highly Compensated Employees who are eligible to participate in this Plan.

                  4.5.2.2 The "Contribution Percentage" for any Plan Year of an Employee who is eligible to participate in this Plan shall be (i) the sum of the Matching Contributions and Qualified Nonelective Contributions (other than Qualified Nonelective Contributions applied, in the discretion of the Committee, in determining the Deferral Percentages of Employees under Section 4.4.2.2) made by or on behalf of such Employee for such Plan Year (excluding Excess Matching Contributions of any Highly Compensated

Employee that arise solely under this Plan or any other plan of the Employer), divided by (ii) such Employee's Compensation for such Plan Year.

                  4.5.2.3 "Excess Matching Contributions" for any Plan Year means the Matching Contributions made to the Plan on behalf of Participants who are Highly Compensated Employees in excess of the limitations set forth in
Section 4.5.1 and Section 4.6; provided, however, that Matching Contributions, which are forfeited pursuant to Section 4.7, shall not be considered to be Excess Matching Contributions.

            4.5.3 If there are any Excess Matching Contributions for any Plan Year, such Excess Matching Contributions and the income allocable thereto shall be (a) forfeited to the extent not vested under Section 5.5 (provided, however, that no Matching Contributions that are so forfeited shall be allocated to the Matching Contribution Accounts of Highly Compensated Employees for whom Excess Matching Contributions are forfeited or distributed under this Section 4.5.3), or (b) distributed to the Participants who are Highly Compensated Employees on or before the Anniversary Date of the following Plan Year; provided, however, that the Committee shall use its best efforts to cause such distribution to be made within two and one-half (2 1/2) months after the Anniversary Date of such Plan Year. The amount of Excess Matching Contributions to be forfeited by or distributed to each Participant who is a Highly Compensated Employee shall be determined by (a) forfeiting amounts by or distributing amounts to the Highly Compensated Employee on whose behalf the largest dollar amount of Matching Contributions were made for such Plan Year to the extent required to (i) enable the Plan to satisfy the limitations of Sections 4.5.1 and 4.6, or (ii) cause such Highly Compensated Employee's dollar amount of Matching Contributions to equal the dollar amount of Matching Contributions for the Highly Compensated Employee having the next highest dollar amount of Matching Contributions for such Plan Year, and (b) such process shall be repeated until this Plan satisfies the limitations of Sections 4.5.1 and 4.6. Income allocable to Excess Matching Contributions to be distributed to a Participant under this Section 4.5.3 shall include income allocable to the Plan Year in which such Excess Matching Contributions were made and income allocable to the period between the end of such Plan Year and the date of distribution. Income allocable to the Plan Year in which Excess Matching Contributions were made, and between the end of such Plan Year and the date of distribution, may be calculated using any method that
(a) does not discriminate in favor of officers, shareholders, or Highly Compensated Employees, (b) is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and (c) is used by the Plan for allocating income to Participants' Participant Accounts.

            4.5.4 For purposes of this Section 4.5, the Contribution Percentage of any Highly Compensated Employee who is eligible to participate in this Plan during the Plan Year and who is eligible to receive matching contributions to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(m) of the Code, which are maintained by the Employer or an Affiliate, shall be determined as if all such matching contributions were made under a single plan. In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(m), 401(a)(4), or 410(b) of the Code only if aggregated with this Plan, this Section 4.5 shall be applied by determining the Contribution Percentages of all Employees eligible to participate in this Plan as if all such plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

      4.6 No Multiple Use

            Matching Contributions made on behalf of Participants who are Highly Compensated Employees shall be deemed to constitute Excess Matching Contributions for any Plan Year in which the sum of the Actual Deferral Percentage and the Actual Contribution Percentage of Participants who are Highly Compensated Employees exceeds the greater of (a) the sum of (i) one hundred twenty-five percent (125%) of the greater of Actual Deferral Percentage of the Non-Highly Compensated Employees for the current Plan Year or the Actual Contribution Percentage of the Non-Highly Compensated Employees for the current Plan Year, and (ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees, or (b) the sum of (i) one hundred twenty-five percent (125%) of the lesser of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees, and (ii) the lesser of two hundred percent (200%) or two (2) plus the greater of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees.

      4.7 Corrective Forfeiture of Matching Contributions

            If any Excess Contributions are distributed under Section 4.4.3 for any Plan Year to Highly Compensated Employees, Matching Contributions made on account of such Excess Contributions, plus income allocable to such Matching Contributions (determined as though such Matching Contributions were Excess Matching Contributions under Section 4.5.3), shall be forfeited by such Highly Compensated Employees. Such forfeiture shall occur even if such Matching Contributions would otherwise be vested under Section 5.5. Any Matching Contributions that are forfeited under this Section 4.7 shall be treated as a forfeiture under Sections 5.2 and 7.6 as of the last day of the month in which the distribution of the related Excess Contributions occurs.

      4.8 Rollover Contributions

            Subject to the approval of the Committee and of the Trustee, any Participant may contribute from time to time any amount in cash that constitutes an eligible rollover contribution within the meaning of Sections 402(c), 403(a)(4), and 408(d)(3) of the Code. The Committee may, in its discretion, decide that the Plan will not accept any Rollover Contributions. Effective January 1, 1999, hardship distributions described in Section 401(k)(2)(B)(i)(IV) of the Code are not eligible rollover contributions.

      4.9 No Voluntary Contributions

            No Participant may make any voluntary contributions to the Trust
Fund.

      4.10 Transfers From Other Qualified Plans

            There may be transferred to the Trustee, subject to the approval of the Committee and of the Trustee, all or any of the assets held (whether by a trustee, custodian, or otherwise) on behalf of any other plan that satisfies the applicable requirements of Section 401(a) of the Code and that is maintained for the benefit of any persons who are or are about to become Participants in this Plan. The Committee is not required to approve such a transfer of assets to this Plan. In no event, however, shall any assets be transferred into this Plan from a plan that is required to satisfy the requirements of Section 417 of the Code.

      4.11 Participant Accounts

            The Committee shall maintain a Participant Account for each Participant that shall show the dollar value of his current interest in the Trust Fund as of each Valuation Date. Such dollar value shall be his interest in the Trust Fund until the next Valuation Date. Within the Participant Account of each Participant, the Committee shall maintain separate subaccounts for Rollover Contributions made by such Participant and amounts transferred to this Plan under Section 4.10 for the benefit of such Participant and the earnings, losses, and gains thereon (the "Rollover Contribution Account"); the Salary Deferral Contributions made on behalf of such Participant and the earnings, losses, and gains thereon (the "Salary Deferral Contribution Account"); the Matching Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Matching Contribution Account"); the Profit Sharing Contributions made on behalf of such Participant before 1997 and the earnings, losses, and gains thereon (the "Profit Sharing Contribution Account"); the Qualified Matching Contributions made on behalf of such Participant and the earnings, losses, and gains thereon (the "Qualified Matching Contribution Account"); and the Qualified Nonelective Contributions made on behalf of such Participant and the earnings, losses, and gains thereon (the "Qualified Nonelective Contribution Account"). Except for the maintaining of such subaccounts, Rollover Contributions and amounts transferred to this Plan under
Section 4.10 shall be held and administered in the same manner as the Employer Contributions, and the Trustee is authorized to hold Rollover Contributions and amounts transferred to this Plan under Section 4.10 and all other contributions to the Plan in the common Trust Fund, without segregation of assets.

                                   ARTICLE V
                DETERMINATION AND VESTING OF EMPLOYEES' INTERESTS

      5.1 Allocation to Participant Accounts

            The Participant Account of each Participant shall be credited with the following amounts:

            5.1.1 Allocation of Salary Deferral Contributions. Salary Deferral Contributions for each Plan Year to the Trust Fund shall be allocated among the Salary Deferral Contribution Accounts of the Participants in the actual amounts contributed by or for such Participants.

            5.1.2 Allocation of Matching Contributions. Matching Contributions for each Plan Year to the Trust Fund shall be allocated among the Matching Contribution Accounts of the Participants in the actual amounts contributed for such Participants.

            5.1.3 Allocation of Qualified Matching Contributions. Qualified Matching Contributions for each Plan Year to the Trust Fund shall be allocated on the Anniversary Date among the Qualified Matching Contribution Accounts of the Participants who are Non-Highly Compensated Employees in the actual amounts contributed for such Participants.

            5.1.4 Allocation of Qualified Nonelective Contributions. Qualified Nonelective Contributions for each Plan Year to the Trust Fund shall be allocated on the Anniversary Date to the Qualified Nonelective Contribution Accounts of the Participants who are Non-Highly Compensated Employees in the amounts that the Committee determines are necessary for the Plan to pass the actual deferral percentage test of Section 4.4 for the Plan Year, or, in the discretion of the Committee, in the amounts that the Committee determines are necessary for the Plan to pass the actual contribution percentage test of
Section 4.5 for the Plan Year; provided, however, that the Qualified Nonelective Contributions need not be allocated to all Participants who are Non-Highly Compensated Employees, or among such Participants in the ratio that their respective Compensation for such Plan Year bears to the total Compensation of all Participants for such Plan Year who were Non-Highly Compensated Employees.

            5.1.5 Allocation of Earnings of Trust Fund. Earnings, losses, expenses, gains and changes in value of the Trust Fund shall be allocated to the Participant Accounts of all Participants as of each Valuation Date. The amounts of such earnings, losses, expenses, gains, and changes in value to be allocated to the Participant Account of a Participant shall bear the same ratio to the total amounts of such earnings, losses, gains and changes in value as the dollar value of such Participant's Participant Account prior to the allocation under this Section 5.1.5 and prior to the allocation of Contributions under Sections 5.1.1, 5.1.2, 5.1.3 and 5.1.4 bears to the total dollar value of all Participant Accounts prior to such allocations. Earnings, losses, gains, and changes in value allocated to the Participant Account of a particular Participant pursuant to this Section 5.1.5 shall be further allocated to such Participant's Salary Deferral Contribution Account, Matching Contribution Account, Profit Sharing Contributions Account, Qualified Matching Contribution Account, Rollover Contribution Account, and Qualified Nonelective Contribution Account in the ratio that the dollar value of each of such accounts prior to the allocations under Sections 5.1.1, 5.1.2, 5.1.3 and 5.1.4 and prior to the allocation under this Section 5.1.5 bears to the dollar value of such Participant's entire Participant Account prior to such allocations. Notwithstanding the foregoing, if the assets in a Participant's Participant Account are invested in one or more investment funds, pools, or vehicles at the direction of the Participant as described in Section 2.3.5, such Participant's Participant Account shall be increased by the amount of any earnings, gains, and increases in value, and decreased by the amount of any losses, expenses, and decreases in value, that actually resulted from the investment of the assets in his Participant Account in such investment funds, pools, or vehicles during the Plan Year.

      5.2 Forfeitures

            All amounts representing forfeitures, as described in Section 7.6, shall be applied to reduce the Matching Contributions to be made by the Employer and, as such, shall be allocated to the Matching Contribution Accounts of the Participants in the manner set forth in Section 5.1.2; provided, however, that no such forfeitures shall be allocated for a Plan Year to any Participants who are Highly Compensated Employees and who have Excess Matching Contributions for such Plan Year.

      5.3 Overall Contribution Limitation

            Notwithstanding the foregoing provisions of this Article V:

            5.3.1 Effective for Limitation Years beginning after January 1, 1994, the Annual Additions allocated to the Participant Accounts of any Participant, together with the Annual Additions allocated to a Participant's account in any other defined contribution plan, as defined in Section 414(i) of the Code, maintained by the Employer shall not exceed the lesser of (1) twenty-five percent (25%) of such Participant's Compensation, or (2) $30,000.00, as adjusted under Section 415(d) of the Code. Any adjustment pursuant to Section 415(d) of the Code shall be effective as of January 1 of the calendar year and shall apply with respect to the Limitation Year ending with or within such calendar year. For purposes of this Section 5.3, "Annual Additions" shall mean the sum for any Limitation Year of (1) the Employer Contributions allocated to a Participant's Participant Account, (2) the amount of such Participant's employee contributions and voluntary employee contributions to all defined contribution plans maintained by the Employer, (3) forfeitures allocated to the Participant,
(4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, and (6) allocations under a simplified employee pension. The percentage-of-Compensation limitation set forth in clause (1) of the first sentence of this Section 5.3.1 shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) that an Employer allocates to an account maintained for the Participant that is otherwise treated as an Annual Addition under Section 415(l)(1) or Section 419A(d)(2) of the Code. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as part of such Annual Addition, but only the lesser of the amount of a Participant's employee contributions in excess of six percent (6%) of his eligible Compensation or one-half (1/2) of his employee contributions to all defined contribution plans maintained by the Employer shall be included in any such Annual Addition. The term "Annual Additions" shall not include the amount of any rollover contributions as that term is used in Section 415(c)(2) of the Code. The Plan Year shall be the "Limitation Year" under
Section 415 of the Code. If a short Limitation Year is created because of an amendment to the Plan changing the Limitation Year to a different twelve (12) consecutive month period, the limitation set forth in clause (2) of the first sentence of this Section 5.3.1 will not exceed the limitation set forth in clause (2) of the first sentence of this Section 5.3.1, multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is twelve (12).

            5.3.2 For purposes of determining the Annual Addition limit under this Section 5, Employer shall have the meaning provided herein; except that the term Affiliate as defined in Section 1.3 of Article I shall be modified by
Section 415(h) of the Code.

            5.3.3 Neither the Employer nor any Affiliate has ever maintained, for any Limitation Year beginning on or before December 31, 1999, a defined benefit plan in addition to this Plan.

            5.3.4 In the event that corrective adjustments in any Participant's Participant Account are required pursuant to Sections 5.3.1 or 5.3.2, the Annual Addition to such accounts shall be reduced by corrective adjustments made in the following order of precedence:

                  (1) Return to such Participant all or a portion of such Participant's employee contributions or voluntary contributions (plus attributable earnings) made to any defined contribution plan of the Employer;

                  (2) Return to such Participant all or a portion of his elective Salary Deferral Contributions (within the meaning of Section 402(g)(3) of the Code) plus attributable earnings pursuant to any salary deferral plan under Section 401(k) of the Code;

                  (3) If such Participant is a Participant under this Plan at the end of a Limitation Year, such excess amount shall be used to reduce Employer Contributions and forfeitures allocated to such Participant in the next Limitation Year and, if necessary, in each succeeding Limitation Year if the Participant remains a Participant in the Plan at the end of such Limitation Year;

                  (4) If such Participant is not a Participant of the Plan at the end of a Limitation Year, such excess amount shall be held unallocated in a suspense account, which such suspense account shall be applied to reduce Employer Contributions allocated to all remaining Participants in the next Limitation Year, and, if necessary, each succeeding Limitation Year. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 5.3.4, (a) such suspense account shall not participate in the allocation of investment gains and losses, and (b) all amounts in such suspense account must be allocated and reallocated to Participants' Participant Accounts before any Employer Contribution or any employee contributions may be made to the Plan for such Limitation Year. Excess amounts may not be distributed to Participants or former Participants;

                  (5) If a Participant's Annual Additions under this Plan and all other defined contribution plans, welfare benefit funds, or individual medical accounts maintained by the Employer would result in an excess amount for a Limitation Year, such excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date;

                  (6) If the allocation date of this Plan coincides with the allocation date of any other defined contribution plan, welfare benefit fund, or individual medical account maintained by an Employer, the excess amount attributable to this Plan shall be the product of: (a) the total excess amount allocated as of such date, multiplied by (b) the ratio of (i) the Annual Addition allocated to the Participant for such Limitation Year as of such allocation date under this Plan, to (ii) the total Annual Additions allocated to the Participant for such Limitation Year as of such allocation date under this Plan and all other defined contribution plans, welfare benefit funds, and individual medical accounts maintained by an Employer; and

                  (7) Corrective adjustments made pursuant to the provisions of each defined benefit plan maintained by the employer.

      5.4 Certain Compensation

            In the event that in any year any Participant's total Compensation, including the amount of the Employer Contribution and forfeitures allocated to the Participant Account of such a Participant pursuant to this Plan (hereinafter referred to as "Total Compensation"), is found to be unreasonable in amount and results in the disallowance of a deduction to the Employer in the Plan Year in which a final determination is made with respect to the deductibility of such Total Compensation, the Employer Contribution allocated to the Participant Account of such Participant with respect to the year in question shall be reduced by an amount that is proportionate to the amount of Total Compensation for which a deduction is disallowed divided by the amount of Total Compensation for which the Employer has taken a deduction. Such excess contribution, and any earnings thereon, shall be reallocated to the remaining Participants in the same proportions provided in Sections 5.1.2 in the year of such final determination. To the extent that the excess contribution, together with amounts already contributed to the Plan, exceeds the limitation with respect to the deductibility of Employer Contributions contained in Section 404(a)(3) of the Code, such amount shall constitute a contribution carryover.

      5.5 Vesting of Participants' Interests

            5.5.1 A Participant's interest shall become vested to the extent of the sum of (1) the total of such Participant's Rollover Contribution Account, Salary Deferral Contribution Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account, and (2) the following scheduled percentages of such Participant's Matching Contribution Account and Profit Sharing Contribution Account:

                           Years of Service             Percentage Vested
                           ----------------             -----------------
                             Less than 1                        0%
                                  1                            20%
                                  2                            40%
                                  3                            60%
                                  4                            80%
                              5 or more                       100%

provided, however, that in the case of a Participant whose Employment terminated before August 18, 1997, such Participant shall become vested in the following scheduled percentages of the such Participant's Matching Contribution Account and Profit Sharing Contribution Account:

                           Years of Service             Percentage Vested
                           ----------------             -----------------
                             Less than 2                        0%
                                  2                            20%
                                  3                            40%
                                  4                            60%
                                  5                            80%
                              6 or more                       100%

Notwithstanding the foregoing, when any Participant reaches his Normal Retirement Date, dies, or suffers Total Disability while an Employee of the Employer, his entire interest in his Matching Contributions Account and Profit Sharing Contributions Account shall become fully vested without regard to his Years of Service; and provided, further, that, notwithstanding the schedule set forth above, the Matching Contributions (and earnings allocable thereto) of a Participant who is a Highly Compensated Employee may be forfeited as set forth in Section 4.7. Any portion of the interest of a Participant that has not become vested, as herein provided, shall be a forfeitable interest. Any interest in the Trust Fund shall be and become payable to such Participant or his Beneficiaries only as and to the extent provided in this Plan; and a Participant or former Participant who dies having designated a Beneficiary shall cease to have any interest hereunder in the Trust Fund or in his Participant Account, and his Beneficiary shall become entitled to payment thereof as herein provided by virtue of the terms of this Plan and not as a result of any transfer of said interest or Participant Account.

            5.5.2 For purposes of computing Years of Service for use in the application of Section 5.5.1, the following rules shall apply and, except as otherwise provided by said rules, all Years of Service shall be taken into account:

                  (a) In the case of a Participant all of whose interest in the Trust Fund derived from Employer Contributions is a forfeitable interest, Years of Service before a One-Year Break in Service shall not be taken into account at any time if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to such One-Year Breaks in Service. Such aggregate number of Years of Service before such One-Year Breaks in Service shall not include any Years of Service not required to be taken into account by reason of any prior One-Year Break in Service.

                  (b) Years of Service subsequent to any Participant's incurring five (5) consecutive One-Year Breaks in Service shall not be taken into account for purposes of calculating the percentage of vesting of that portion of such Participant's Participant Account that is attributable to Employer Contributions made prior to such One-Year Breaks in Service.

      5.6 Election of Former Vesting Schedule

            In the event the vesting schedule of this Plan is amended, any Participant who has completed at least three (3) Years of Service (five (5) Years of Service for Plan Years beginning before January 1, 1989) may elect to have his vested interest in Employer Contributions and earnings thereon determined without regard to such amendment by notifying the Committee in writing during the election period as hereafter defined. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

                  (a) The date that is sixty (60) days after the date the amendment is adopted;

                  (b) The date that is sixty (60) days after the day the amendment becomes effective; or

                  (c) The date that is sixty (60) days after the day the Participant is issued written notice of the amendment by the Employer or the Committee. Such election shall be available only to an individual who is a Participant at the time such election is made and such election shall be irrevocable.

      5.7 Changes in Vesting Schedule

            In the event that the vesting schedule of this Plan is amended, the vested interest of any person who is a Participant on the date such amendment is adopted, or on the effective date of such amendment, if later, shall not be less than the vested interest computed under the Plan without regard to such amendment.

                                   ARTICLE VI
                                TOP-HEAVY STATUS

      6.1 Definitions Relating to Top-Heavy Status

            For purposes of this Article VI, the following terms are defined as follows:

            6.1.1 "Aggregate Account" means, with respect to a participant in a defined contribution plan, such participant's account balance as of the most recent Valuation Date occurring within the twelve (12)-month period ending on the Determination Date, adjusted as provided in Sections 6.1.1(a) and 6.1.1(b).

                  (a) In the case of a defined contribution plan that is not subject to the minimum funding requirements of Section 412 of the Code, the Aggregate Account shall include the amount of any contribution allocated to such participant's account that is actually made after the valuation date but on or before the Determination Date; provided, however, that in the first plan year of such defined contribution plan, such Aggregate Account shall also include the amount of any contribution made after the Determination Date that is allocated to the account of such participant as of any date in such first plan year. In the case of a defined contribution plan that is subject to the minimum funding requirements of Section 412 of the Code, the Aggregate Account of a participant shall include contributions that would be allocated to such participant as of any date that is not later than the Determination Date, even though such amounts are not required to be contributed to the plan as of such date.

                  (b) The Aggregate Account of a participant in a defined contribution plan shall include the following:

                        (1) Any distributions made from such defined contribution plan to such participant within the Determination Period; provided, however, that the Aggregate Account of a participant shall not include distributions made after the Valuation Date but before the Determination Date, to the extent that such distributions are already included in such participant's Aggregate Account as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which, if it had not been terminated, would have been required to be included in the Required Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's Participant account balance because of death shall be treated as a distribution for the purposes of this
Section 6.1.1. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

                        (2) All employee contributions, whether voluntary or mandatory, and all Employer contributions attributable to a salary reduction or similar arrangement.

                        (3) All Unrelated Rollovers (as defined in Section 6.1.1(c)) accepted by such defined contribution plan on behalf of such participant before January 1, 1984, and all Related Rollovers (as defined in Section 6.1.1(c)) accepted by such defined contribution plan on behalf of such participant, irrespective of the date on which such Related Rollover is accepted.

                  (c) For purposes of this Section 6.1.1, a "Related Rollover" means a rollover or plan-to-plan transfer not initiated by the participant or made to a plan maintained by the same employer from which such rollover or transfer is made. For purposes of this Section 6.1.1, an "Unrelated Rollover" means a rollover or a plan-to-plan transfer initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer. For purposes of Section 6.1.1(b), all Unrelated Rollovers shall be deemed to be distributions, but no Related Rollover shall be deemed to be a distribution. In determining whether a rollover or plan-to-plan transfer is made between plans maintained by different employers, all employers aggregated under
Section 414(b), (c) or (m) of the Code shall be treated as being the same employer.

            6.1.2 "Determination Date" means (a) the last day of the preceding plan year, or (b) in the case of the first plan year, the last day of such plan year.

            6.1.3 "Determination Period" means a plan year containing a Determination Date for the plan year in question and the four (4) preceding plan years.

            6.1.4 "Key Employee" means any Employee or former Employee (including any deceased Employee and Beneficiaries) who is a Key Employee under
Section 416(i)(1) of the Code and the regulations promulgated thereunder. Under
Section 416(i)(1) of the Code and the regulations thereunder, a "Key Employee" includes an Employee who, at any time during the Determination Period, is one or more of the following:

                  (a) An officer of an Employer having annual Compensation from the Employer or Affiliate greater than fifty percent (50%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; provided, however, that not more than fifty (50) Employees (or, if less, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers.

                  (b) One of the ten (10) Employees who has Compensation from an Employer or Affiliate for a Plan Year that exceeds the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends and who owns, or is considered as owning, within the meaning of Section 318 of the Code as modified by Section 416(i)(1)(B)(iii)(I) of the Code, the largest interests (but not less than one-half of one percent (1/2%)) in an Employer; provided, however, that if two (2) Employees have the same interest in an Employer, the Employee having greater annual Compensation from an Employer shall be treated as having a larger interest in such Employer.

                  (c) A "Five Percent Owner" of an Employer. The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of an employer, or stock possessing more than five percent (5%) of the total combined voting power of all stock in an employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in such employer.

                  (d) Any Employee who (a) receives Compensation from an Employer or Affiliate for a Plan Year of more than One Hundred Fifty Thousand Dollars ($150,000.00), and (b) owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of an Employer, or stock possessing more than one percent (1%) of the total combined voting power of all stock of an Employer, or, in the case of an unincorporated Employer, any person who owns more than one percent (1%) of the capital or profits interest in such Employer.

            An Employee may be considered a Key Employee in a Plan Year under more than one subsection of this Section 6.1.4; provided that for purposes of determining whether the Plan is Top-Heavy, a Key Employee's accrued benefit shall be counted only once.

            For purposes of determining the number of officers taken into account under Section 6.1.4(a), the following Employees are excluded:

                  (a) Employees who have not completed six (6) months of Service,

                  (b) Employees who normally work less than seventeen and a half (17 1/2) hours per week,

                  (c) Employees who normally do not work more than six (6) months during each Plan Year,

                  (d) Employees who have not attained the age of twenty-one (21) years, and

                  (e) Except to the extent provided in regulations, Employees who are included in a unit of Employees covered by an agreement which the

Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer.

            6.1.5 "Non-Key Employee" means any employee who is not a Key
Employee.

            6.1.6 "Permissive Aggregation Group" means all plans included in a Required Aggregation Group (as defined in Section 6.1.7), and any other plan of an Employer that is not required to be included in the Required Aggregation Group, provided that the resulting group of plans, taken as a whole, satisfies the nondiscrimination provisions of Section 401(a)(4) of the Code and the coverage provisions of Section 410 of the Code.

            6.1.7 "Required Aggregation Group" means each plan (including any terminated plan) of the Employer in which a Key Employee is a participant during the Determination Period, and each other plan of the Employer that enables any plan in which a Key Employee participates to satisfy the nondiscrimination requirements of Section 401(a)(4) of the Code and the coverage requirements of
Section 410 of the Code.

            6.1.8 "Top-Heavy Year" means any Plan Year commencing after December 31, 1983, in which this Plan is a Top-Heavy Plan.

      6.2 Determination of Top-Heavy Status

            In determining whether this Plan is a Top-Heavy Plan, the following provisions shall apply:

            6.2.1 This Plan shall be a "Top-Heavy Plan" for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, either (a) the Aggregate Accounts of Key Employees exceed sixty percent (60%) of the Aggregate Accounts of all Employees under this Plan, or (b) this Plan is part of a Required Aggregation Group that is a Top-Heavy Group, unless this Plan is also part of a Permissive Aggregation Group that is not a Top-Heavy Group.

            6.2.2 This Plan shall be a "Super Top-Heavy Plan" for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, either (a) the Aggregate Accounts of Key Employees exceed ninety percent (90%) of the Aggregate Accounts of all Employees under this Plan, or (b) this Plan is part of a Required Aggregation Group that is a Super Top-Heavy Group, unless this Plan is also part of a Permissive Aggregation Group that is not a Super Top-Heavy Group.

            6.2.3 A Permissive Aggregation Group or a Required Aggregation Group constitutes a "Top-Heavy Group" if the Aggregate Accounts of Key Employees under all defined contribution plans included in such Permissive Aggregation Group or Required Aggregation Group exceed sixty percent (60%) of similar sums of all employees.

            6.2.4 A Permissive Aggregation Group or a Required Aggregation Group is a "Super Top-Heavy Group" if the Aggregate Accounts of Key Employees under all defined contribution plans included in such Permissive Aggregation Group or Required Aggregation Group exceed ninety percent (90%) of similar sums of all employees.

            6.2.5 In determining the status of this Plan as a Top-Heavy Plan or Super Top-Heavy Plan, the Aggregate Account (under this Plan or any other plan that is part of a Required Aggregation Group or Permissive Aggregation Group of which this Plan is part) of an employee shall be disregarded if either (a) such employee is a Non-Key Employee in any plan year but was a Key Employee in any prior plan year, or (b) such employee has not received any compensation from the Employer (other than benefits under a plan) at any time during the Determination Period.

      6.3 Consequences of Top-Heavy Status

            Notwithstanding any other provision of this Plan, the following provisions shall apply in any Top-Heavy Year:

            6.3.1 In any Top-Heavy Year, the annual Compensation of each Participant that shall be taken into account under this Plan shall be limited to Two Hundred Thousand Dollars ($200,000.00) for any Plan Year after 1986 and before 1994, and One Hundred Fifty Thousand Dollars ($150,000.00) for any Plan Year after 1993, subject to any cost of living adjustment made by the Secretary of the Treasury. Any such adjustment shall be effective as of January 1 of the calendar year and shall apply with respect to Plan Years ending with or within such calendar year.

            6.3.2 For each Top-Heavy Year, each Participant who is a Non-Key Employee and whose Employment has not been terminated as of the Anniversary Date shall receive a minimum allocation of Employer Contributions and forfeitures to his Participant Account equal to three percent (3%) of his Compensation for such Plan Year, subject to the following provisions:

                  (a) Notwithstanding the foregoing, the ratio of the Employer Contributions and forfeitures allocated to the Participant Account of a Non-Key Employee in a Top-Heavy Year to the Compensation of such Non-Key Employee for such Top-Heavy Year shall not exceed the highest ratio of Employer Contributions and forfeitures allocated to the Participant Account of any Key Employee for such Top-Heavy Year to the Compensation of such Key Employee in such Top-Heavy Year. This Section 6.3.2(a) shall not apply if this Plan is required to be included in a Required Aggregation Group or a Permissive Aggregation Group and enables any defined benefit plan required to be included in such Required Aggregation Group or Permissive Aggregation Group to meet the requirements of
Section 401(a)(4) or 410 of the Code.

                  (b) If, in a Top-Heavy Year, a Non-Key Employee participates both in this Plan and in a defined benefit plan, and this Plan and such defined benefit plan are part of a Required Aggregation Group that is a Top-Heavy Group, the Committee shall adjust the minimum allocation provided for such Non-Key Employee under this Section 6.3.2 to prevent inappropriate omissions or required duplications of minimum benefits or allocations. Such adjustment shall be made under the comparability analysis method of Treasury Regulation Section 1.416-1 M-12.

                  (c) In each Top-Heavy Year, the minimum allocation provided in this Section 6.3.2 shall be allocated to the Participant Account of each Participant who is a Non-Key Employee and whose Employment has not been terminated as of the Anniversary Date of such Top-Heavy Year, including Non-Key Employees who (1) do not participate because they failed to complete one thousand (1,000) Hours of Service, (2) do not participate because they declined or failed to make, or withdraw, mandatory employee contributions under this Plan or (3) do not participate in this Plan because their compensation is less than a stated amount but are counted to satisfy the coverage requirements of Section 410 of the Code.

            6.3.3 In computing the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction under Section 5.3.3, "1.0" shall be substituted for "1.25" in any Top-Heavy Year in which either:

                  (a) This Plan is a Super Top-Heavy Plan, or

                  (b) This Plan is not a Super Top-Heavy Plan, unless the minimum allocation allocated to the Participant Account of each Non-Key Employee for such Top-Heavy Year under Section 6.3.2 is computed by substituting "four percent (4%)" for "three percent (3%)".

            6.3.4 In each Top-Heavy Year, the vested percentage of a Participant in the Employer Contributions and gains and earnings thereon allocated to him shall be at least equal to the applicable percentage set forth on the following schedule:

                           Years of Service               Vested Percentage
                           ----------------               -----------------
                              less than 2                          0%
                                  2                               20%
                                  3                               40%
                                  4                               60%
                                  5                               80%
                              6 or more                          100%

      For purposes of this Section 6.3.4, each Participant's Years of Service shall be determined as set forth in Section 5.3.2. Notwithstanding the foregoing, if a Participant does not complete one (1) or more Hours of Service in any Top-Heavy Year, the vested portion of such Participant's interest in Employer Contributions and the earnings and gains thereon shall be determined under Section 5.5. If this Plan ceases to be a Top-Heavy Plan, vesting under the Plan shall thereafter be determined under the vesting schedule set forth in
Section 5.5. Any such reversion shall be treated as an amendment to this Plan, which is subject to the provisions of Section 5.7.

                                  ARTICLE VII
                DISTRIBUTIONS AND WITHDRAWALS FROM THE TRUST FUND

      7.1 Events Causing Distribution or Permitting Withdrawal

            A Participant's vested interest in the Trust Fund shall be distributed upon his death, Total Disability, retirement, or termination of Employment to such Participant, such Participant's surviving spouse, or such Participant's Beneficiary as set forth in Section 7.5. A Participant may take withdrawals from the Trust Fund before his death, Total Disability, retirement, or termination of Employment under the circumstances set forth in Sections 7.4,

7.10 and 7.16. For purposes of this Article VII, a Participant shall be deemed to have terminated his Employment upon the disposition by the Employer of substantially all of the assets used by the Employer in a trade or business within the meaning of Section 401(k)(10)(A)(ii) of the Code, if such Participant continues employment with the corporation acquiring such assets, or upon the disposition by the Employer of the Employer's interest in a subsidiary within the meaning of Section 401(k)(10)(A)(iii) of the Code, if the Participant continues employment with such subsidiary, but only if such Participant satisfies the requirements for receiving a distribution under Section 401(k)(10) of the Code or other applicable ruling or regulation.

      7.2 Transfers to Other Qualified Plans

            In the event that any Participant becomes, or is about to become, a participant in any other plan that satisfies the requirements of Section 401(a) of the Code, the Committee may, in its discretion, direct the Trustee to transfer all or part of the assets in such Participant's Participant Account to the trustee, custodian, or other person who holds the assets of such other plan. A Participant shall cease to be a participant in this Plan, and neither such Participant nor such Participant's Beneficiaries shall be entitled to receive any distribution from this Plan, from and after the date on which the vested portion of such Participant's Participant Account has been reduced to zero because of distributions, transfers to other plans as provided in this Section
7.2 or both.

      7.3 Information to Be Furnished to Committee

            For the purpose of enabling the Committee to determine the portion of the Participant's interest in the Trust Fund that is vested and distributable, the Employer shall certify to the Committee in writing the following information as soon as possible following his retirement, death, Total Disability, or termination of Employment:

            (1) Name and address;

            (2) Date on which Participant retired, died, or became Totally Disabled or otherwise left the employ of the Employer;

            (3) Number of Years of Service; and

            (4) Age upon death or termination of Employment.

      7.4 Withdrawals from Rollover Contribution Accounts

            A Participant may take a withdrawal from his Rollover Contribution Account at any time and for any reason, provided that no such withdrawal shall be in the form of an annuity.

      7.5 Form of Distribution

            The following provisions shall apply to any distribution from the Trust Fund with respect to any Participant to the extent that the Trustee has not received for the benefit of such Participant any direct or indirect transfer of assets under Section 4.10 from any other plan that is required to comply with the requirements of Section 417 of the Code:

            7.5.1 Form of Distribution: The Committee shall distribute such Participant's interest in the Trust Fund, in one of the following forms, as elected by the Participant or his Beneficiary:

                  (a) One lump sum payable as soon as administratively practicable after such Participant's death, Total Disability, retirement, or termination of Employment.

                  (b) A direct rollover in accordance with Section 7.15.

                  (c) In the event that the Participant elects benefits to be paid in the form of one lump sum or in a direct rollover in accordance with
Section 7.15, the Participant may elect that the portion of the Participant's Participant Account that is invested in shares of Company Stock or in units of the Company Stock Fund shall be distributed in the form of shares of Company Stock, valued as of the date of distribution, with fractional shares being paid in cash. Unless the Participant makes the election described in the preceding sentence, the entire amount of his or her Participant Account shall be distributed in the form of cash. The portion of the Participant's Participant Account that is not invested in shares of Company Stock or in units of the Company Stock Fund shall be distributed in cash.

            7.5.2 Beneficiary. Each Participant's Beneficiary shall be his surviving spouse, unless either (a) there is no surviving spouse, or (b) such Participant's spouse consents in writing to the designation of another Beneficiary, and such consent acknowledges the effect of such designation and is witnessed by a representative of the Plan or a notary public. If there is no surviving spouse, or if such Participant's spouse consents in writing to the designation of another Beneficiary and such consent acknowledges the effect of such designation and is witnessed by a notary public, such Participant's Beneficiary shall be designated in the form prescribed by the Committee. If such Participant fails to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Participant shall be deemed to have designated Beneficiaries in the following order of priority, and the Committee shall direct the Trustee to pay benefits under this Plan to such
Beneficiaries: (1) The Participant's surviving spouse, (2) if the Participant has no surviving spouse, then the Trustees of any then existing inter vivos (living) trust (including any amendments thereto up to the time of the Participant's death) established by the Participant for the benefit of the Participant's surviving spouse, children, or issue, (3) if there is no such surviving spouse or such inter vivos trust, then any testamentary trust established by court order in the Participant's estate, (4) if there is no such surviving spouse, inter vivos trust, or testamentary trust, then the Participant's lawful living issue (including adopted issue) who survive such Participant, with each such issue's beneficial interest to be determined by right of representation, and (5) otherwise, to the Participant's executor or administrator. If no executor or administrator has been appointed or if actual notice of such appointment has not been given to the Trustee within one hundred twenty (120) days after such Participant's death, and if such Participant's interest in the Trust Fund does not exceed Sixty Thousand Dollars ($60,000.00), the Committee may direct the Trustee to pay such Participant's interest in the Trust Fund to the person entitled thereto and the Committee may require such proof of right and identity from such person as the Committee deems necessary, all in accordance with the provisions of Section 630 of the California Probate Code.

            7.5.3 Cash Out of Benefits. Notwithstanding the foregoing provisions of this Section 7.5, the vested balance in a Participant's Participant Account shall be distributed immediately upon the retirement, Total Disability, termination of employment, or death of the Participant if such distribution can be made without the consent of the Participant or the Participant's spouse under the following provisions of this Section 7.5.3. If the value of a Participant's vested Participant Account exceeds $3,500, and such vested Participant Account is not "Immediately Distributable" (as defined below), the Participant and the Participant's spouse (or the survivor, if either has died) must consent to any distribution of such Participant Account. Such consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the first date on which a distribution is made. The Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Participant Account is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan, and shall be provided no less than 30 days and no more than 90 days before the first date on which a distribution is made. However, distribution may commence less than 30 days after such notice is given, if the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving such notice to consider whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving such notice, affirmatively elects a distribution. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy the provisions of Sections 5.3 or 7.11 of the Plan. If, upon the termination of the Plan, neither the Company nor any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Participant Account will, without the Participant's consent, be distributed to the Participant. However, if the Company or any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Participant Account will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution. For purposes of this Section 7.5.3, a Participant's Participant Account is "Immediately Distributable" if any part of the Participant Account could be distributed to the Participant (or surviving spouse) before the Participant attains, or would have attained if not deceased, the later of age 62 or his Normal Retirement Date.

      7.6 Disposition of Non-Vested Interests After Termination

            A Participant whose Employment terminates for any reason other than retirement, death, or Total Disability while any part of his interest in the Trust Fund remains forfeitable shall have no right to receive payment of or on account of his forfeitable interest, which instead shall be forfeited upon such the earlier of (a) the date on which the Participant receives a distribution of his entire vested interest in the Trust Fund, or (b) the date on which the Participant incurs five (5) consecutive One-Year Breaks in Service. For purposes of the preceding sentence, if a Participant's vested interest in the Trust Fund is zero, the Participant will be deemed to have received a distribution of his entire vested interest in the Trust Fund on his termination of Employment. Forfeited amounts shall remain in the Trust Fund as part thereof and be applied in reduction of Matching Contributions to be made by the Employer in the manner set forth in Section 5.2. If a Participant receives a distribution of benefits before becoming one hundred percent (100%) vested and before incurring five (5) consecutive One-Year Breaks in Service, the vested portion of such Participant's Matching

Contribution Account and Profit Sharing Contribution Account at any relevant time shall be equal to an amount ("X") determined by the formula:
X=P[AB+(RxD)]-(RxD). For purposes of applying the formula: P is the Participant's vested percentage in his Matching Contribution Account and Profit Sharing Contribution Account at the relevant time; AB is the balance in the Participant's Matching Contribution Account and Profit Sharing Account at the relevant time; D is the amount of the benefit distributed to the Participant from the Participant's Matching Contribution Account and Profit Sharing Contribution Account; and R is the ratio of the Participant's balance in the Participant's Matching Contribution Account and Profit Sharing Contribution Account at the relevant time to his balance the Participant's Matching Contribution Account and Profit Sharing Contribution Account immediately after the distribution of his benefit.

      7.7 Restoration of Forfeited Amounts on Reemployment

            Any amounts which a Participant forfeits under Sections 5.2 and 7.6 shall be restored to such Participant's Participant Account (without regard to any gains or losses of the Trust Fund after such Participant's termination of Employment and before the date of such restoration) if such Participant:

            (a) Received a distribution from the Plan upon the termination of his Employment that was less than the total balance in his Participant Account at the time of his termination of Employment; and

            (b) Resumes participation under this Plan before he incurs five (5) consecutive One-Year Breaks in Service after the date of such distribution.

      7.8 Spendthrift Trust Provisions

            Except as otherwise provided under this Plan, all distributions by the Trustee shall be paid only to the person entitled thereto, and all such payments shall be made directly into the hands of such person and not into the hands of any other person or corporation whatsoever, to the end that said payments shall not be liable or the debts, contracts, or engagements of any such designated person, or taken in execution by attachment or garnishment, or by any other legal or equitable proceedings; nor shall any such designated person have any right to alienate, anticipate, commute, pledge, encumber, or assign any such payments or the benefits, proceeds, or any interest arising out of this Plan and Trust. The preceding sentence shall not apply to rights to payment under any "qualified domestic relations order," as defined in Section 414(p) of the Code, or to rights to payment under any domestic relations order entered before January 1, 1985. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such orders. To the extent provided under a "qualified domestic relations order," a former spouse of a Participant (a) shall be treated as the Participant's spouse or surviving spouse for all purposes of this Plan, and (b) pursuant to Section 414(p)(10) of the Code, may receive a distribution from this Plan before the retirement, death, disability, or termination of Employment of the Participant, or the date on which the Participant reaches the age of fifty-nine and one-half (59 1/2) years or suffers a hardship as described in Section 7.16.

      7.9 Limitation on Time of Distribution

            Notwithstanding any other provision of this Plan, no distribution of benefits to a Participant shall commence later than the sixtieth day after the close of the Plan Year in which occurs the latest of (i) the Normal Retirement Date of the Participant, (ii) the tenth anniversary of the commencement of participation by such Participant, (iii) termination of the Participant's Employment, or (iv) the date to which the Participant elects to have the commencement of distribution of benefits to him deferred. Any such election by the Participant shall be submitted to the Committee in writing, shall be signed by the Participant, and shall describe the benefit and the date upon which it is to commence.

      7.10 Withdrawals After Age 59 1/2

            A Participant may take a withdrawal from his vested interest in the Trust Fund at any time and for any reason after reaching the age of fifty-nine and one-half (59 1/2) years.

      7.11 Required Distributions

            Notwithstanding any other provision of this Plan, distributions shall be made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Regulation Section 1.401(a)(9)-2. Accordingly, the following provisions, which are intended to comply with such requirements, shall apply notwithstanding any other provision of this Plan:

      7.11.1 For purposes of this Section 7.11:

                  (a) Effective January 1, 1998, in the case of a Participant who is not a Five Percent Owner (as defined in Section 6.1.3(c)) for the Plan Year ending with or within the calendar year in which such Participant attained the age of seventy and one-half (70 1/2) years, the term "Beginning Date" shall mean the first day of April of the calendar year following the later of (a) the calendar year in which the Participant attains the age of seventy and one-half (70 1/2) years, or (b) the calendar year in which the Participant retires. In the case of a Participant who is a Five Percent Owner (as defined in Section 6.1.3(c)) for the Plan Year ending with or within the calendar year in which such Participant attained the age of seventy and one-half (70 1/2) years, the term "Beginning Date" shall mean the first day of April of the calendar year following the calendar year in which the Participant attains the age of seventy and one-half (70 1/2) years.

                  (b) The term "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required pursuant to this
Section 7.11. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which the distributions are required to begin pursuant to this Section 7.11.

                  (c) Life expectancy and joint and last survivor expectancy shall be computed by the use of the expected return multiples of Tables V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Participant (or by the

Participant's surviving spouse in the case of distributions described in Section 7.11.4) by the time distributions are required to begin, life expectancy shall be recalculated annually. Such election shall be irrevocable as to the Participant (or surviving spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                  (d) The term "Applicable Life Expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or the Designated Beneficiary) as of the Participant's (or the Designated Beneficiary's) birthday in the "Applicable Calendar Year" reduced by one for each calendar year that has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The "Applicable Calendar Year" shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, each succeeding calendar year. If annuity payments commence in accordance with the provisions of this Section 7.11 before the Beginning Date, the "Applicable Calendar Year" shall be the year such payments commence. If a distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the "Applicable Calendar Year" is the year of purchase.

                  (e) The term "Participant's Benefit" means the balance in the Participant's interest in the Trust Fund as of the last Valuation Date in the calendar year (the "Valuation Calendar Year") immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the Participant during the Valuation Calendar Year after such Valuation Date and decreased by distributions made in the such Valuation Calendar Year after such Valuation Date; provided, however, that if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

            7.11.2 Each Participant's entire interest in the Trust Fund shall be distributed, as of the first Distribution Calendar Year, to such Participant either (a) in full, not later than such Participant's Beginning Date, or (b) in installments, beginning not later than such Participant's Beginning Date, and extending over one of the following periods: (1) the life of such Participant,
(2) the lives of such Participant and his Designated Beneficiary, (3) a period not extending beyond the life expectancy of such Participant, or (4) a period not extending beyond the life expectancy of the Participant and his Designated Beneficiary. Once distributions have begun to a Five Percent Owner under this
Section 7.11, they must continue to be distributed, even if a Participant ceases to be a Five Percent Owner in a subsequent year.

            7.11.3 If a Participant dies after distribution of his interest in the Trust Fund has begun but before his entire interest in the Trust Fund has been distributed pursuant to Section 7.11.2, the portion of his interest in the Trust Fund that remains undistributed at his death shall be distributed at least as rapidly as it would have been distributed under the method of distribution that was in use pursuant to Section 7.11.2 on the date of his death.

            7.11.4 If a Participant dies before distribution of his interest in the Trust Fund begins pursuant to Section 7.11.2, distribution of such Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with paragraph (a) or paragraph (b) as follows:

                  (a) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of such Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died, or

                  (b) If the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with paragraph (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) December 31 of the calendar year in which the Participant would have attained the age of seventy and one-half (70 1/2) years. If such surviving spouse dies before such distributions begin, the provisions of this Section 7.11.4 shall be applied as if such surviving spouse were the Participant.

If the Participant has not made an election pursuant to this Section 7.11.4 by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which the distributions would be required to begin under this
Section 7.11.4, or (ii) December 31 of the calendar year that contains the fifth
(5th) anniversary of the date of the death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest in the Trust Fund must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

            7.11.5 If a Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Beginning Date:

                  (a) If the Participant's Benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (ii) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                  (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                  (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Regulation Section 1.401(a)(9)-2 Q&A-4. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy set forth in paragraph
(a) above as the relevant divisor without regard to Regulation Section 1.401(a)(9)-2.

                  (d) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Beginning Date occurs, must be made on or before December 31 of such Distribution Calendar Year.

            7.11.6 For purposes of this Section 7.11, any amount paid to a child of a Participant shall be treated as if such amount had been paid to such Participant's surviving spouse if such amount will become payable to such surviving spouse when such child reaches maturity. For purposes of this Section 7.11, the life expectancy of a Participant and of his surviving spouse may not be redetermined more frequently than annually.

            7.11.7 For purposes of this Section 7.11, "Designated Beneficiary" means any individual designated as a Beneficiary by a Participant.

            7.11.8 Notwithstanding the foregoing provisions of this Section 7, any designation properly made by a Participant before January 1, 1984, under
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall remain in effect.

            7.11.9 With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This Section 7.11.9 shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) of the Code or such other date specified in guidance published by the Internal Revenue Service.

      7.12 Claims Procedure

            If a Participant or Beneficiary does not receive payment of the benefits to which such person believes he is entitled under the Plan or has any other grievance with respect to his benefits under the Plan, such person or his authorized representative (such person or his authorized representative, if any, is hereinafter referred to as the "Claimant") may make a claim in the manner herein provided. All claims under the Plan shall be administered and processed in accordance with the rules and procedures specified in this Section 7.12, which, where appropriate, shall be applied consistently with respect to similarly situated Claimants. For purposes of this Section 7.12, the pension benefit election form completed by a Participant or a Beneficiary shall not be deemed a claim, and such requesting party shall not be deemed a Claimant. A Claimant shall not be charged a fee or be liable for any costs associated with making a claim or appealing an adverse benefit determination pursuant to this
Section 7.12.

            7.12.1 Filing a Claim. All claims under the Plan shall be made in writing, signed by the Claimant, and submitted to the Claims Coordinator, who may be, but need not be, an Employee or a member of the Committee. The Claims Coordinator shall be designated by the Committee from time to time; provided, that, the Committee provides reasonable notice to Participants and to Beneficiaries as to the identity and the contact information of the Claims Coordinator. The Claims Coordinator must, upon request and within a reasonable period of time, provide a Participant or a Beneficiary with a benefits claim form (the "Claim Form"). The Claim Form shall
(i) specify the claim, (ii) specify the date the claim is filed, (iii) specify the date by which a decision must be rendered by the Claims Coordinator, (iv) summarize the rules regarding extensions of benefit determinations as described herein, and (v) list the records, documents, and other information (other than information available to the Committee and the Claims Coordinator from their own records) required to be submitted by the Claimant. The date the Claims Coordinator receives the Claim Form from the Claimant shall be the date the claim is filed and shall be the date specified as such on the Claim Form, without regard to whether all the information necessary to make a determination accompanies the filing (the "Filing Date"). Once a claim is filed, the Claims Coordinator shall provide written notice to the Claimant of its determination within a reasonable time but not later than 90 days from the Filing Date. The determination notice shall comply with Section 7.12.3 of the Plan. The Claims Coordinator may determine that special circumstances require an extension of time for making a determination on a claim. If the Claims Coordinator determines that an extension of time is required, the Claims Coordinator shall provide written notice, in accordance with Section 7.12.2 of the Plan, to the Claimant prior to the termination of the initial 90-day period. In no event shall an extension exceed a period of 180 days from the Filing Date. In the event the Claims Coordinator extends the determination period due to a Claimant's failure to submit information necessary to decide a claim, the period for making the determination shall be tolled from the date the notification of the extension is sent to the Claimant until the date the Claims Coordinator receives the information.

            7.12.2 Notice of Extension. In a notice of extension, the Claims Coordinator shall indicate (i) the date the notice is sent to the Claimant, (ii) the special circumstances requiring an extension of time, and (iii) the date by which the Claims Coordinator expects to render the determination. If the extension notice is in connection with a Claimant's failure to submit information necessary to decide the claim, the notice shall also state that the determination period is tolled from the date the notice is sent until the date the Claims Coordinator receives the information.

            7.12.3 Notice of Benefit Determination. If a claim is granted, the Claims Administrator shall provide the Claimant written notice of such determination and the appropriate distribution, adjustment, or other action shall be made or taken within a reasonable period of time. If the Claims Coordinator denies the claim in whole or in part, he shall furnish a copy of his written determination to the Claimant upon the issuance thereof, and such written determination shall set forth, in a manner calculated to be understood by the Claimant, the following information:

                  (a) The date the Claims Coordinator made the determination and the date the notice is sent to the Claimant;

                  (b) The specific reasons for the denial;

                  (c) Specific references to the pertinent Plan provisions upon which the denial is based;

                  (d) A description of any additional information or material necessary to perfect the claim and why such material or information is necessary;

                  (e) An explanation of the appeals procedure set forth in
Section 7.12.4 and Section 7.12.5 of the Plan and the time limits applicable to such procedures;

                  (f) A statement of the Claimant's right to bring a civil action under Section 502 of the Act following an adverse benefit determination on review; and

                  (g) An Appeals Form addressed to the Committee that clearly specifies the date by which an appeal must be filed with respect to the adverse determination.

            7.12.4 Committee Review of an Adverse Benefit Determination. If the Claims Coordinator denies a claim in whole or in part, the Claimant may appeal from such denial to the entire Committee. The Committee shall provide the Claimant an opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee shall review and take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claimant shall be provided upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. A document, record, or other information shall be considered relevant for purposes of the preceding sentence if such document, record, or information was (i) relied upon by the Claims Coordinator in making the benefit determination, (ii) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon by the Claims Coordinator in making the benefit determination, or (iii) demonstrates compliance with the administrative processes and safeguards required under Labor Regulation 2560.501-1.

            7.12.5 Filing an Appeal of an Adverse Benefit Determination. A Claimant shall appeal an adverse benefit determination by filing a signed benefit determination appeals form (the "Appeals Form") with the Committee no later than 60 days from the date the notice provided under Section 7.12.3 of the Plan is sent to the Claimant. The date an appeal is filed shall be the date the Committee receives the Appeals Form from the Claimant, without regard to whether all the information necessary to make a benefit determination is filed with the Appeals Form. The Committee, or such other individual designated by the Committee from time to time, shall specify on each Appeals Form received by the Committee the date such Appeals Form was received by the Committee. The Committee shall issue its written decision on each appeal no later than the date of the regularly scheduled meeting of the Committee that immediately follows the Claimant's request for a review, unless the request for review is filed within 30 days preceding the date of such meeting, in which event the Committee shall make a determination no later than the date of the second regularly scheduled meeting following the Committee's receipt of request for review. If special circumstances (such as the need to hold a hearing or obtain additional information) require an extension of the time for processing the appeal, the Committee shall issue its decision as soon as possible but not later than the Committee's third regularly scheduled meeting after the date on which the appeal is filed. The Committee shall provide a Claimant with written notice, in accordance with Section 7.12.2 of the Plan, of an extension prior to the commencement of the extension. In the event the Committee requires an extension of time to make its determination due to a Claimant's failure to submit information necessary to decide a claim, the period for making a benefit determination shall be tolled from the date the notification of the extension is sent to the Claimant until the date the Committee receives the information.

            7.12.6 Adverse Benefit Determination on Appeal-Information Access. In the event of an adverse benefit determination by the Committee, the Plan Administrator shall provide the Claimant access to, and copies of, documents, records, and other information relating to the adverse benefit determination on appeal, whether or not such information was relied on by the Committee in reaching a determination on the claim.

            7.12.7 Notice of an Adverse Benefit Determination on Appeal. If the claim is granted on review, the Committee shall provide the Claimant written notice of such determination and the appropriate distribution, adjustment, or other action shall be made or taken within a reasonable period of time. If the Committee denies the claim in whole or in part, the Committee shall provide the Claimant with written notification of its determination as soon as possible, but no later than 5 days after the adverse benefit determination is made. The written notice issued by the Committee shall set forth, in a manner calculated to be understood by the Claimant, the following:

                  (a) The date the Committee made the adverse determination and the date the notice is sent to the Claimant;

                  (b) The specific reasons for the adverse determination;

                  (c) The specific references to the pertinent Plan provisions on which the decision is based;

                  (d) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and

                  (e) A statement of the Claimant's right to bring action under
Section 502(a) of the Act.

      7.13 Missing Persons

            If the Trustee is unable to effect delivery of any amount payable hereunder to the person entitled thereto, it shall so advise the Committee and the Committee shall give written notice to such person at his last known address as shown in the Employer's records, or take other reasonable steps to locate such person. If such person or such person's personal representative shall not have presented himself to the Employer within a reasonable time after the date of mailing of such notice or the completion of such steps, then the Committee shall direct the Trustee to (i) distribute such amount, including any amount thereafter becoming due to such person or such person's personal representative in the manner provided in Section 7.17.5(a) with respect to the death of the Participant where there is no valid designation of Beneficiary on file, (ii) petition for administration of such person's estate pursuant to the requirements of local law, (iii) treat the same as a forfeiture in accordance with the provisions hereof, or (iv) take such other steps as may be authorized in guidance published by the Internal Revenue Service or the Department of Labor. In the event that a Participant, his Beneficiary, surviving spouse, executor, or administrator presents a valid claim for any amount payable hereunder after it has been forfeited pursuant to the preceding sentence, the Employer shall make a contribution to the Plan sufficient to reinstate the Participant in the value of such amount as of the date of its forfeiture.

      7.14 Direct Rollovers

            This Section 7.14 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a "Distributee's" election under this Section 7.14, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the Distributee in a "Direct Rollover."

            7.14.1 Eligible Rollover Distribution. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary; or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; a portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and, effective January 1, 2000, any distribution described in
Section 401(k)(2)(B)(1)(IV).

            7.14.2 Eligible Retirement Plan. An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

            7.14.3 Distributee. A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

            7.14.4 Direct Rollover. A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      7.15 Withdrawal of Salary Deferral Contributions on Account of Hardship

            Upon written application to the Committee, and satisfaction of the conditions set forth in Section 7.15.2 hereof, a Participant may withdraw the amount of his Salary

Deferral Contributions (but not the earnings thereon) for the purposes set forth in Section 7.15.1. No Participant make take more than one (1) hardship withdrawal in any Plan Year, or any hardship withdrawal in an amount less than five hundred dollars ($500.00).

            7.15.1 The purposes for which a Participant may withdraw his Salary Deferral Contributions are:

                  7.15.1.1 Payment of medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) or expenses necessary for such persons to obtain medical care;

                  7.15.1.2 Effective September 16, 1997, costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  7.15.1.3 Effective September 16, 1997, the payment of tuition for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents;

                  7.15.1.4 To prevent the eviction of Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  7.15.1.5 Effective September 16, 1997, any other purpose set forth in a revenue ruling, notice, or other document of general applicability published by the Commissioner of Internal Revenue.

            7.15.2 The conditions that must be satisfied for a Participant to withdraw his Salary Deferral Contributions are as follows:

                  7.15.2.1 The Participant must certify in writing to the Committee that the amount of the withdrawal is not in excess of the amount necessary to accomplish the applicable purpose set forth in Section 7.15.1, including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal;

                  7.15.2.2 The Participant has obtained all distributions (other than distributions on account of hardship) and all nontaxable loans currently available under all plans maintained by the Employer;

                  7.15.2.3 The Participant's Salary Deferral Contributions shall be suspended for twelve (12) months after receipt of the withdrawal under this
Section 7.15 or under any comparable provision of any other plan maintained by the Employer; and

                  7.15.2.4 The Participant may not make Salary Deferral Contributions for the calendar year following the calendar year of the withdrawal in excess of the dollar limitation set forth in Section 4.3 for such next calendar year less the amount of such Participant's Salary Deferral Contributions for the calendar year in which the withdrawal was taken.

            7.15.3 All distributions on account of hardship shall be made in cash; no distribution on account of hardship shall be made in the form of Company Stock.

                                  ARTICLE VIII
                       CONTINUANCE AND AMENDMENT OF PLAN

      8.1 Continuance of the Plan Not a Contractual Obligation of the Company

            It is the expectation of the Company that it will continue this Plan indefinitely, but the continuance of this Plan is not a contractual obligation of the Company, and is not in consideration of, an inducement to, or condition of the employment of any person. The right is reserved to the Company by action of its Board of Directors at any time to discontinue this Plan, which action shall be binding on all Affiliates. The discontinuance of this Plan by the Company shall not have the effect of revesting in the Company or any Affiliate any part of the Trust Fund. Upon the termination or partial termination of this Plan or complete discontinuance of contributions by resolution of the Board of Directors or otherwise, the interests of affected Participants at such times shall thereupon be nonforfeitable and the Trustee shall continue to administer the Trust in accordance with the provisions hereof.

      8.2 Continuance of Plan by Successor Business

            8.2.1 In the event of the dissolution, consolidation, or merger of any entity which is an Employer or the sale by an Employer of its assets, the resulting successor person or persons, firm, or corporation may continue this Plan by direction from such person or persons or firm, if not a corporation, and if a corporation, by adoption of this Plan by resolution by its board of directors, and (if such predecessor was Williams-Sonoma, Inc.) by appointing a new Committee as though all members thereof had resigned, and by executing a proper Supplemental Agreement to the Trust Agreement with the Trustee. If such successor person or persons, firm, or corporation continues this Plan in the manner set forth above, then, unless otherwise specified at the time of such continuance either by the predecessor Employer or by such successor person or persons, firm, or corporation, (a) such successor person or persons, firm or corporation shall be deemed to be an Employer, (b) the Employees of the predecessor Employer shall not be deemed to have terminated their Employment or separated from Service by reason of such continuance, and (c) this Plan shall not be deemed to have terminated by reason of such continuance.

            8.2.2 In the event the successor Employer has in effect or establishes a pension or profit sharing trust for the benefit of its employees, the assets of the Trust Fund required to satisfy the liabilities of the Trust with respect to Participants who continue in the employ of the successor Employer may be transferred to the trustee of the trust of such pension or profit sharing plan.

            8.2.3 Notwithstanding the foregoing provisions of this Section 8.2, no merger or consolidation of this Plan with any other plan, nor transfer of the assets or liabilities of this Plan to any other plan, shall be permitted or be effective unless the provisions of such merged, consolidated, or transferee plan are such that each Participant of this Plan would, if said new plan were terminated immediately following said merger, consolidation, or transfer, receive a benefit equal to or greater than each said Participant would have received had this Plan been terminated immediately prior to such merger, consolidation, or transfer.

      8.3 Distribution of Trust Fund on Discontinuance of Plan

            If this Plan is terminated at any time under the terms of Sections
8.1 or 8.2, the Committee shall determine or cause to be determined the value of the Trust Fund and of the respective interests of the Participants and Beneficiaries therein, as follows:

            The value of the Trust Fund shall be determined by evaluating the entire Trust Fund as of the business day next following the date of such termination according to the fair market value of the assets on that date or on the date of actual sale of assets required to be sold to make any distribution, including in such value all assets of the Trust Fund. The value of the interest of each respective Participant or Beneficiary in the Trust Fund then held by the Trustee shall be his proportionate share of the Trust Fund as so evaluated and shall be vested in its entirety as of the date of the termination of the Plan. The Committee shall then direct the Trustee either to (i) transfer the Participants' interests in the Plan to the trustee of a trust under another qualified plan in which the Participants are or will be participants, (ii) distribute the Participants' interests as the Committee shall determine, or
(iii) continue to hold the Participants' interests until they otherwise would be distributable under this Plan. In any event, the Trust shall continue until all Participants' interests shall have been so transferred or distributed.

      8.4 Amendments

            The Company by action of its Board of Directors may at any time and from time to time amend this Plan; provided, however, that (a) no amendment shall be made at any time pursuant to which the Trust Fund may be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries, (b) no amendment shall decrease the percentage of the interest of any Participant that theretofore has become vested, (c) no amendment shall discriminate in favor of Employees who are officers, shareholders, or highly compensated Employees, (d) no amendment shall reduce or eliminate any optional form of benefit offered under this Plan with respect to the Participant Account balance of any Participant as of the effective date of such amendment, and (e) no amendment shall eliminate or reduce any early retirement benefit or retirement-type subsidy with respect to benefits attributable to Service performed before the effective date of such amendment. Any amendment of the Plan by the Company shall be binding on each Affiliate, without any further action by any such Affiliate. Notwithstanding anything herein to the contrary, however, the Plan may be amended at any time if necessary to conform to the provisions and requirements of the Act and the Code, or any amendments thereto, or regulations issued pursuant thereto, or any similar act or any amendments thereto, and no such amendment shall be considered prejudicial to any interest of any Participant hereunder or his Beneficiaries.

                                   ARTICLE IX
                        ADMINISTRATION OF THE TRUST FUND

      9.1 The Trust Agreement

            Concurrently with or before the adoption of this Plan, the Company has executed a Trust Agreement providing for the administration of the Trust Fund by the trustees designated by the Board of Directors, herein called "Trustee," containing such provisions as the Company has deemed appropriate with respect to the powers and authority of the Trustee as to the investment and reinvestment of the Trust Fund, the income therefrom, and the general administration thereof, subject to the right of the Committee to direct the Trustee with respect to investment of the Trust Fund and to remove therefrom any such investment as hereinbefore provided, the limitations on the liability of the Trustee, on authority of the Committee to settle the accounts of the Trustee on behalf of all persons having any interest in the Trust Fund, and from time to time to appoint a new Trustee in place of any then acting Trustee of the Trust Fund. All taxes upon or in respect of the Trust Fund or its assets and all expenses of administration (including reasonable compensation of the Trustee, its agents, and counsel) of the Trust Fund and special trust accounts established pursuant to this Plan shall be withdrawn by the Trustee from the Trust Fund (or from such special trust accounts) if it is legally permissible to do so, unless the Company elects to bear such expenses. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits that accrue to any person under this Plan shall be subject to all the terms and provisions of said Trust Agreement insofar as they are not in direct conflict with this Plan.

                                   ARTICLE X
                                  MISCELLANEOUS

      10.1 Right of Employer to Dismiss Employees

            The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for or an inducement or condition of the Employment of any person. Neither the action of the Company in establishing this Plan nor any action taken by it or by the Committee under the provisions hereof, nor any provisions of this Plan shall be construed as giving to any Employee of the Employer the right to be retained in its employ or any right to any payment whatsoever except to the extent of the benefits provided for by this Plan to be paid from the Trust Fund. The Employer expressly reserves its right to dismiss any employee at any time without any liability for any claim either against the Company or against the Trust Fund for any payment whatsoever except to the extent provided for in this Plan.

      10.2 Benefits Provided Solely from the Trust Fund

            All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and the Employer assumes no liability or responsibility therefor.

      10.3 Plan Intended to Conform to Provisions of Federal Internal Revenue Code Relative to Employees' Trusts

            It is the intention of the Company that it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Employees of the Employer. This Section 10.3 shall be construed to follow the spirit and intent of the present Act, Code, and regulations thereunder or any future federal law and regulations governing trusts for the exclusive benefit of employees, to the end that the Trust Fund shall be incapable of such diversion, whether by operation or natural termination of the Trust by power of revocation, by amendment, or by any other means, except as expressly allowed by any such law or regulations.

      10.4 Amended and Successor Code or Act or Sections Thereof

            Wherever a reference is made in this Plan to the Code or Act or to a section of the Code or Act, such reference shall be deemed to refer to such Code or Act or section as the same may be amended from time to time, and to any successor Code or Act or section thereto.

      10.5 Context to Control

            The headings of articles and sections are included solely for convenience or reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

      10.6 Gender and Number

            Any gender, including neuter, shall include the other and the singular shall include the plural, and vice versa.

      10.7 Service of Process

            Any member of the Committee who is then acting as such shall be authorized to receive service of process on behalf of the Plan.

      10.8 Governing Law

            This plan shall be administered in the United States of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under the Act. To the extent that the Act shall not be held to have preempted local law, the Plan shall be administered under the laws of the state under which the Company is organized. If any provision of the Plan is held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

      10.9 Adoption by Other Employers

            In the event that any Employer other than the Company and its Affiliates adopts this Plan, completely independent records, allocations, and contributions shall be maintained for each entity, that constitutes an Employer, and, for purposes of this Section 10.9, the Company and its Affiliates shall be deemed to constitute a single Employer. The Trustee may invest all funds without segregating assets between or among signatory Employers. A separate Participant Account shall be established by each Employer for each Participant employed by any such Employer. Forfeitures arising with respect to one Employer's former Participants shall be allocated only among the Participant Accounts of that Employer's Participants and shall not be allocated to the Participant Accounts of other Employers.

      10.10 No Reversion to Employer

            Except as provided in Section 4.1.8, no contribution to or other asset of this Plan and Trust shall revert to the Employer, the Plan being for the exclusive benefit of the Employees of the Employer.

      IN WITNESS WHEREOF, this document has been executed this 25th day of February, 2002, to be effective as of January 1, 1997, except as otherwise stated herein.

                                       WILLIAMS-SONOMA, INC.


                                       By /s/ John S. Bronson
                                          ----------------------------
                                       Title: Sr. Vice President
                                             -------------------------


                                       By
                                          ----------------------------
                                       Title:
                                             -------------------------